UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

 -------------------------------------------------------------------------------
         Date of Report (Date of earliest event reported): June 1, 2001
 -------------------------------------------------------------------------------


                          WAVERIDER COMMUNICATIONS INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                     NEVADA
--------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)



               0-25680                                 33-0264030
--------------------------------------------------------------------------------
      (Commission File Number            (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.    Sale of convertible preferred stock and establishment of equity line

On June 4, WaveRider Communications Inc. entered into a financing agreement, arranged by its investment banker, Gruntal & Co., with Crescent International Ltd. through their investment management firm GreenLight (Switzerland) SA. The agreement includes an initial investment of $3 Million, for the purchase of convertible preferred shares, followed by the ability of WaveRider to sell up to $7 Million in common shares from time to time for a period of two years. In addition, in consideration of entering the agreement, WaveRider has provided Crescent with 877,193 common stock purchase warrants, which are exercisable for up to 5 years at $1.71 per share.

The preferred shares are initially convertible to common shares at the lower of
(i) $1.3772 or (ii) 95% of the average of the lowest three consecutive Closing Bid Prices during the 22 Trading Day period immediately preceding the Conversion Date. The agreement provides a limiting factor or "Floor" for the conversion price by providing the Company with the ability, under certain terms and conditions, to refuse to allow the conversion of the preferred shares if the average of the Closing Bid Prices of the common stock is less than $0.60 for the 7 days prior to a request for conversion. In addition, should the average Closing Bid Price of the common stock exceed $3.86 for a period of 30 days, and certain other conditions, including availability of freely tradeable common stock and minimum trading volumes, are met, the Company has the ability to require the preferred shares be converted.

Future sales of common stock can be made, subject to certain terms and conditions, in amounts of up to $500,000 per sale and will be priced at the average of the 3 lowest consecutive Closing Bid Prices for the Company's common stock over the 22 days prior to the sale. Each sale must be a minimum of 22 days apart.

The agreement allows for the sale of either registered or unregistered common shares, however, the Company intends to register a number of shares, which would cover any future sales in order to avoid certain price protection clauses of the agreement.

As part of completion of the agreement, WaveRider has received from CVI International Inc. a waiver of certain rights from the Company's December 2000 financing, including a waiver of CVI's right to purchase additional convertible notes and warrants. In consideration of this waiver and as part of the terms of the December 2000 financing, the Company has reduced the conversion rate for the remaining convertible notes from approximately $1.49 to approximately $1.455, the exercise price of the one year Series K warrants from $2.539 to approximately $2.48 and the exercise price of the five year Series J warrants form $3.35 to $2.80.

In conjunction with the transaction, the Company paid Gruntal & Co. fees of $315,000, GreenLight fees of $60,000 and legal and due diligence costs of Crescent in the amount of $48,285. In addition, the Company will pay Gruntal and GreenLight fees of 5% and 2%, respectively, for each future sale of common stock and the Company has committed to providing Gruntal with 350,000 common stock purchase warrants, exercisable for 3 years at an exercise price which will be set at the lessor of $2.00 or 125% of the average closing bid price of the Company's common stock over the fifteen trading day period immediately preceding the date that the registration statement to be filed in conjunction with this agreement is declared effective.

Item 9.  Regulation FD Disclosure

This document contains forward-looking statements that involve risks and uncertainties, including the risks associated with the effect of changing economic conditions, trends in the development of the Internet as a commercial medium, market acceptance risks, technological development risks, seasonality and other risk factors detailed in the Company's filings with the Securities and Exchange Commission

The following disclosures appear on our website.

Q - Can you provide information on the $25 Million supply agreement that you recently announced with Emaar Properties PJSC

A - The agreement with Emaar Properties PJSC ("Emaar") establishes Emaar as our Exclusive Authorized Wireless Service Provider and Reseller within a significant portion of the Middle East and surrounding area, including:

1. GCC Countries: Bahrain, Kuwait, Oman, Qatar, Saudi Arabia & United Arab Emirates

2.       Middle East: Jordan, Lebanon, Syria, Turkey & Yemen

3.       Northern Africa: Algeria, Egypt, Morocco, Nigeria, Sudan & Tunisia

4. CIS Countries: Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrghyzstan, Moldova, Mongolia, Tadjikistan, Turkmenistan, Ukraine & Uzbekistan

5.       Indian Subcontinent: India & Pakistan

6. Restricted Countries: At the time of this Agreement WaveRider is not legally permitted to allow the export of Products to Iran, Iraq or Libya. These countries will be added to Territory when WaveRider is legally permitted to allow the export of Products to them.

These are markets where Emaar has an established capability for sales and support of high technology products. We believe that Emaar's financial strength and established sales channels will provide WaveRider with a broad reaching sales organization to sell and deploy products in these markets.

In order to maintain their exclusivity in the territories covered by the agreement Emaar must purchase a minimum of $25 million of WaveRider product in the first three years of the agreement (ending April 30, 2004). This expenditure level includes annual targets of $5 million by the end of the first year and $13 million by the end of the second year.

As part of the agreement, Emaar has already purchased and is deploying over $500,000 in equipment and services.


Q - Can you provide details of the $10 Million financing which you announced?

A - The new agreement is to replace the second half of the funding that was arranged in December 2000, which has not and will not proceed. Under the new arrangement, the Company will be drawing a lower amount of funds at the current time than it would under the original financing, while arranging for the flexibility to obtain ongoing investment.

The financing, arranged by our investment banker, Gruntal & Co., is with Crescent International Ltd. The arrangement basically comes in two parts. There is an initial investment of $3 Million for the purchase of convertible preferred shares followed by the ability of WaveRider to sell up to $7 Million in common shares from time to time for a period of two years. In addition, in consideration of entering the agreement, WaveRider has provided Crescent with 877,193 common stock purchase warrants, which are exercisable at $1.71 per share.

The agreement provides a limiting factor or "Floor" for the conversion price by providing the Company with the ability, under certain terms and conditions, to refuse to allow the conversion of the preferred shares. In addition, should the average Closing Bid Price of the common stock exceed $3.86 for a period of 30 days, and certain other conditions are met, including availability of freely tradeable common stock and minimum trading volumes, the Company has the ability to require the preferred shares be converted.

The agreement allows for the sale of either registered or unregistered common shares, however, the Company intends to register a number of shares which would cover any future sales in order to avoid certain price protection clauses of the agreement.

Complete details of the transaction are included in a Form 8-K filed by the Company and available at the Security and Exchange Commissions' EDGAR website.



Exhibits

10.1 Stock Purchase Agreement between WaveRider Communications Inc. and Crescent International Inc. dated June 4, 2001.
10.2 Class N Warrant, for the right to purchase 877,193 Shares of Common Stock at an exercise price of $1.71 per common share, for a period of five years, ending June 4, 2006
10.3 Class O Warrant, for the right to purchase a number of Shares of Common Stock at an exercise price to be determined for a five years, the number and price to be determined at such time as the Company may sell unregistered shares of Common Stock under the Stock Purchase Agreement.
10.4     Registration Rights Agreement
10.5 Certificate of Designation for the Company's Class D Convertible Preferred Stock.




Signatures:

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 14, 2001

                          WaveRider Communications Inc.

                                        Per: /s/ D. Bruce Sinclair
                                        ------------------------------
                                        D. Bruce Sinclair, President & CEO

                                   EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

                                 by and between

                           Crescent International Ltd.

                                       and

                          WaveRider Communications Inc.

                            dated as of June 4, 2001

This STOCK PURCHASE AGREEMENT is entered into as of the 4th day of June, 2001 (this "Agreement"), by and between Crescent International Ltd. (the "Investor"), an entity organized and existing under the laws of Bermuda, and WaveRider Communications Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, up to $10,000,000 worth of securities including (i) shares of Common Stock (as defined below) and
(ii) shares of Preferred Stock (as defined below);

WHEREAS, pursuant to the terms of and in partial consideration for the Investor entering into this Agreement, the Company is required to issue to the Investor an Incentive Warrant (as defined below), exercisable from time to time within five years following the date of issuance, for the purchase of a number of shares of Common Stock at a price to be determined as described in such Incentive Warrant;

WHEREAS, pursuant to the terms of and in partial consideration for the Investor entering into this Agreement, the Company may be required to issue Protective Warrants (as defined below) to the Investor, each of which may become exercisable from time to time, for the purchase of a number of shares of Common Stock at a price to be determined as described in each such Protective Warrant; and

WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the U.S. Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                               CERTAIN DEFINITIONS

Section 1.1. "Affiliate" shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under direct or indirect common control with any other Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the term "controls" and "controlled" have meanings correlative to the foregoing.

Section 1.2. "Bid Price" shall mean, with respect to the Common Stock, the per share closing bid price for such Common Stock as reported by Bloomberg L.P. in accordance with Section 10.2 of this Agreement.

Section 1.3. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) or assets (upon liquidation of the Company).

Section 1.4. "Certificate of Designation" shall mean the certificate of designation of the Preferred Stock, filed by the Company with the Secretary of State of the State of Nevada prior to the Closing Date of the First Sale.

Section 1.5. "Closing" shall mean one of the closings of a purchase and sale of the Preferred Stock or the Common Stock and the issuance of the Warrants pursuant to Section 2.1 of this Agreement.

Section 1.6. "Closing Date" shall mean, with respect to a Closing, the second Trading Day following the Sale Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

Section 1.7. "Closing Statement" shall mean the closing statement in the form of Exhibit A attached hereto, executed by the Company and the Investor on the Subscription Date and on each Sale Date, setting forth the actions taken by the Company and the Investor on the Subscription Date and on such Sale Date, as applicable, and setting forth the actions to be taken by the Company and the Investor on the applicable Closing Date, and the amounts due on such Closing Date to the payee entities set forth on Schedule 10.1 hereto.

Section 1.8. "Commitment Period" shall mean the period commencing on the Subscription Date and expiring on the earlier to occur of (i) the date on which the Investor shall have purchased Commitment Shares and Preferred Stock pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.5 hereof, or (iii) the date occurring 24 months from the Subscription Date.

Section 1.9. "Commitment Shares" shall mean the Conversion Shares and the Subsequent Sale Shares, collectively.


Section 1.10. "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

Section 1.11. "Condition  Satisfaction Date" shall have the meaning set forth in
Section 7.2 of this Agreement.

Section 1.12. "Conversion Shares" shall mean all shares of Common Stock into which shares of Preferred Stock are or may be converted.

Section 1.13. "Daily Trading Value" shall mean, on any Trading Day, the Bid Price multiplied by the trading volume of the Common Stock.

Section 1.14. "Damages" shall mean any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in defense or settlement of, any action, suit or proceeding between any indemnified party and any indemnifying party or between any indemnified party and any third party, or otherwise, or any claim asserted).

Section  1.15.  "Effective  Date"  with  respect  to each  Sale  of  Registrable
Securities or Preferred Stock shall mean the earlier to occur of: (i) the applicable date on which the SEC has declared effective a Registration Statement registering resale of Registrable Securities as set forth in the Registration Rights Agreement and (ii) the date on which such Registrable Securities first become eligible for resale pursuant to Rule 144 of the Securities Act.

Section 1.16. "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

Section 1.17. "First Sale" shall have the meaning set forth in Section 2.1(a) of this Agreement.

Section 1.18. "Incentive Warrant" shall mean the Incentive Warrant in the form of Exhibit B hereto issued pursuant to Section 2.1(d) of this Agreement, together with any new or replacement warrant issued in accordance with the terms of the Incentive Warrant.

Section 1.19. "Incentive Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to exercise of the Incentive Warrant.

Section 1.20. "Investment Amount" shall mean the dollar amount to be invested by the Investor to purchase (i) Preferred Stock pursuant to Section 2.1(a) hereof or (ii) Subsequent Sale Shares with respect to any Sale Date as notified by the Company to the Investor in accordance with Section 2.3 hereof. With respect to any Subsequent Sale, the Investment Amount (A) shall not exceed the lesser of
(i) twice the average of the Daily Trading Values during the 22 Trading Day period immediately preceding the applicable Sale Notice Date and (ii) the Maximum Sale Amount, and (B) shall not be less than the Minimum Sale Amount; provided, however, that if the Bid Price on each Trading Day during any Sale Notice Period is less than $0.60 or the Investment Amount as calculated pursuant to clause (A) above would be less than the Minimum Sale Amount, the Investment Amount shall be $25,000.

Section 1.21. "Legend" shall have the meaning specified in Section 8.1 of this Agreement.

Section 1.22. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under any of (i) this Agreement, (ii) the Registration Rights Agreement and (iii) the Warrants.

Section 1.23. "Maximum Commitment Amount" shall mean $10,000,000.

Section 1.24. "Maximum Sale Amount" shall mean $500,000, unless a higher amount is agreed to by the Investor; provided, however, that the aggregate amount of all Sales shall not exceed the Maximum Commitment Amount.

Section 1.25. "Minimum Sale Amount" shall mean $200,000, unless a lesser amount is agreed to by the Investor.

Section 1.26. "Minimum Time Interval" shall mean (i) 22 Trading Days from the Effective Date relating to the First Sale, (ii) if the previous Sale related to the sale of unregistered Common Stock, 22 Trading Days from the Effective Date relating to such Sale or (iii) if the previous Sale related to the sale of registered Common Stock, 22 Trading Days from the previous Sale Date.

Section 1.27. "NASD" shall mean the National Association of Securities Dealers, Inc.

Section 1.28. "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not refer to any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.29. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.30. "Preferred Stock" shall mean the Company's series D convertible preferred stock, $0.01 par value per share.

Section 1.31. "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the Electronic Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.32. "Protective Warrant" or "Protective Warrants" shall mean any and all Protective Warrant(s) in the form of Exhibit C hereto issued pursuant to
Section 2.1(c) of this Agreement.

Section 1.33. "Protective Warrant Shares" shall mean all shares of Common Stock issued or issuable pursuant to exercise of the Protective Warrants.

Section 1.34. "Purchase Price" shall mean (i) with respect to the First Sale, $100.00 per share of Preferred Stock and (ii) with respect to a Subsequent Sale, the average of the lowest three consecutive Bid Prices during the 22 Trading Day period immediately preceding the applicable Sale Date and (iii) with respect to an Effective Date, the average of the lowest three consecutive Bid Prices during the 22 Trading Day period immediately preceding such Effective Date.

Section 1.35.  "Registrable  Securities"  shall mean (i) the Commitment  Shares,
(ii) the Warrant Shares, and (iii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the applicable Registration Statement has been declared effective by the SEC and all such Registrable Securities have been disposed of pursuant to the applicable Registration Statement, (x) all such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (y) such time as all such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (z) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, all such Registrable Securities may be sold by the Investor without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.36. "Registration Rights Agreement" shall mean the registration rights agreement by and between the Company and the Investor, in the form of Exhibit D hereto.

Section 1.37. "Registration Statement" or "Registration Statements" shall have the meaning set forth in the Registration Rights Agreement.

Section 1.38. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.39. "Representative" of a party shall mean any officer, director, employee, agent, counsel, accountant, financial advisor, consultant or other representative of such party.

Section 1.40. "Sale" shall mean the First Sale, together with any and all Subsequent Sales.

Section 1.41. "Sale Date" shall mean with respect to the First Sale, the Subscription Date, and with respect to Subsequent Sales, the Trading Day on which a Sale Notice Period expires.

Section 1.42. "Sale Fees" shall have the meaning specified in Section 10.1(b) hereof.

Section 1.43. "Sale Notice" shall mean a written notice to the Investor in the form of Exhibit E hereto, setting forth, inter alia, the intended Closing Date, the Investment Amount and the number of shares of Common Stock that the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

Section 1.44. "Sale Notice Date" shall mean the Trading Day during the Commitment Period upon which a Sale Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.3(b) hereof.

Section 1.45. "Sale Notice Period" shall mean a period beginning on a Sale Notice Date and ending 7 Trading Days after a Sale Notice Date.

Section 1.46. "SEC" shall mean the U.S. Securities and Exchange Commission.

Section 1.47. "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

Section 1.48. "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

Section 1.49. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.50. "Short Sale" shall have the meaning specified in Rule 3b-3 of the Exchange Act.

Section 1.51. "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

Section 1.52. "Subscription Fee" shall have the meaning set forth in Section 10.1(a) hereof.

Section 1.53. "Subsequent Sale" shall have the meaning set forth in Section 2.1(b) of this Agreement.

Section  1.54.  "Subsequent  Sale  Shares"  shall have the  meaning set forth in
Section 2.1(b) of this Agreement.

Section 1.55. "Subsidiary" shall mean any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interests in, or the voting control of, such Person.

Section 1.56. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

Section 1.57.  "Transfer Agent Instructions" shall have the meaning set forth in
Section 2.4(a) of this Agreement.

Section 1.58. "Underwriter" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to a Registration Statement.

Section  1.59.  "Warrants"  shall mean the  Protective  Warrants  and  Incentive
Warrant.

Section 1.60. "Warrant Shares" shall mean the Protective Warrant Shares and the Incentive Warrant Shares.

                                   ARTICLE II

            SALE AND PURCHASE OF COMMON STOCK, WARRANTS AND PREFERRED STOCK
                           TERMINATION OF OBLIGATIONS

Section 2.1.      Sales.
                  -----

         (a) First Sale. In accordance with the terms and conditions set forth herein (including without limitation the provisions of Article VII hereof), the Sale Date of the First Sale shall occur on the Subscription Date. On the Closing Date relating to the First Sale, the Company shall issue and sell and, if so issued and sold, the Investor shall purchase, 30,000 shares of Preferred Stock at a Purchase Price of $100 per share for an Investment Amount of $3,000,000 (such transaction is referred to herein as the "First Sale").

         (b) Subsequent Sales. In accordance with the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Sale Notice Date the Company shall exercise a Subsequent Sale by the delivery of a Sale Notice. On the Closing Date relating to each Subsequent Sale, the Company shall issue and sell and the Investor shall purchase such number of shares of Common Stock that are determined by dividing the Investment Amount stated in the applicable Sale Notice by the applicable Purchase Price (each such transaction is referred to herein as a "Subsequent Sale," and all such shares are referred to herein as the "Subsequent Sale Shares").

         (c) Protective Warrants. In partial consideration for the Investor entering into this Agreement, if the Company elects to exercise its right with respect to any Sale to require the Investor to purchase shares of Common Stock that, at the time of the Closing Date, have not been previously registered and are not covered by a Registration Statement that has been filed with and declared effective by the SEC, on each Closing Date relating to each such Sale, the Company shall issue and deliver to the Investor a Protective Warrant with an exercise price of $0.01 for each share of Common Stock, for the purchase of such number of shares of Common Stock as described in such Protective Warrant.

         (d) Incentive Warrant. In partial consideration for the Investor entering into this Agreement, on the Closing Date of the First Sale, the Company shall issue and deliver to the Investor the Incentive Warrant for the purchase of such number of shares of Common Stock and with an exercise price as described in such Incentive Warrant.

Section 2.2.      Sale Notice.
                  -----------

         (a) Timing. At any time during the Commitment Period, the Company may deliver a Sale Notice to the Investor, subject to the conditions set forth in
Section 7.2.

         (b) Date of Delivery of Sale Notice. A Sale Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Sale Notice will be deemed delivered, on a day that is not a Trading Day.

Section 2.3.      Closings.
                  --------

         Subscription Date. On the Subscription Date (i) the Company and the Investor shall execute the Registration Rights Agreement and (ii) the Company shall execute and deliver irrevocable instructions to the transfer agent, in the form of Exhibit F attached hereto (the "Transfer Agent Instructions"), to prepare and deliver to the Investor, following each Sale or conversion of Preferred Stock, a share certificate in the name of the Investor and in the amount of the applicable Commitment Shares, the transfer agent shall confirm and accept such instructions, and a copy of such instructions shall be delivered to the Investor's legal counsel. In addition, on or prior to the Subscription Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

         Closing Date. On each Closing Date (i) the Company shall issue and deliver to the Investor a Protective Warrant, if required by Section 2.1(c) hereof, (ii) with respect to the First Sale, the Company shall issue and deliver to the Investor the Incentive Warrant, (iii) the Company shall instruct the transfer agent to prepare and deliver to the Investor a share certificate in the name of the Investor and in the amount of the applicable Common Stock in accordance with the Transfer Agent Instructions, and the Company shall take all other actions necessary to ensure the prompt delivery of such share certificate to the Investor, (iv) with respect to the First Sale, the Company shall prepare and deliver to the Investor a share certificate in the name of the Investor and in the amount of the shares of Preferred Stock, (v) the Investor shall deliver to the Company and the Company shall execute a Closing Statement and (vi) the Investor shall deliver to the Company the Investment Amount specified in the Closing Statement, less applicable fees and costs determined in accordance with
Section 10.1, by wire transfer of immediately available funds to the account designated in writing in the Sale Notice. In addition, on or prior to each Closing Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

         Section 2.4. Termination of Agreement and Investment Obligation. The Company shall have the right to terminate this Agreement at any time upon 30 days' written notice to the Investor. The Investor shall have the right to immediately terminate this Agreement (including with respect to any Sale, notice of which has been given but the applicable Closing Date has not yet occurred) in accordance with Section 6.12 or in the event that: (i) any Registration Statement has not been declared effective by the SEC within the applicable time periods set forth in Section 1.1 of the Registration Rights Agreement, (ii) there shall occur any stop order or suspension of the effectiveness of any Registration Statement for an aggregate of 30 Trading Days during the Commitment Period, or (iii) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4, 6.5, 6.6, 6.8 or 6.9.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

Section 3.1. Intent. The Investor is entering into this Agreement for its own account, and the Investor has no view to the distribution of the Registrable Securities, Preferred Stock or Warrants and has no present arrangement (whether or not legally binding) at any time to sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of the Registrable Securities, Preferred Stock or Warrants to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Registrable Securities, Preferred Stock or Warrants for any minimum or other specific term and reserves the right to dispose of the Registrable Securities, Preferred Stock or Warrants at any time pursuant to the Registration Statement and in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Common Stock and the Preferred Stock. The Investor acknowledges that an investment in the Common Stock and the Preferred Stock is speculative and involves a high degree of risk.

Section 3.3. Authority. Each of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary corporate action and no further consent or authorization of the Investor, or its Board of Directors or stockholders is required. Each of this Agreement and the Registration Rights Agreement was validly executed and delivered by the Investor and each is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5. Organization and Standing. The Investor is duly organized, validly existing, and in good standing under the laws of Bermuda.

Section 3.6. Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not to the Investor's knowledge (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, (c) conflict with or constitute a material default thereunder, (d) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (e) require the approval of any third-party (that has not been obtained) pursuant to any material contract to which the Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.7. Disclosure; Access to Information. The Investor has received or had access to all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Investor has received and reviewed copies of the SEC Documents. Neither the receipt by the Investor of such information, nor the access of the Investor to such information shall modify, amend or affect the Investor's right to rely upon the representations and warranties made by the Company pursuant to Article IV of this Agreement.

Section 3.8. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

Section 3.9. Resale Restrictions. Investor acknowledges that any Registrable Securities, Preferred Stock and Warrants to be acquired by Investor have not been registered under the federal securities laws or any applicable state securities laws in reliance upon exemptions available for non-public or limited offerings. Investor understands that it must bear the economic risk of the investment in the Registrable Securities, Preferred Stock and Warrants because the Registrable Securities, Preferred Stock and Warrants have not been so registered and therefore are subject to restrictions upon transfer such that they may not be sold or otherwise transferred unless registered under the applicable securities laws or an exemption from such registration is available. The Investor will not reoffer, sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of any Registrable Securities, Preferred Stock or the Warrants in the absence of an effective registration statement, qualification or authorization relating thereto under federal and applicable state securities laws or an opinion of qualified counsel satisfactory to the Company to the effect that the proposed transaction in the Registrable Securities, Preferred Stock or the Warrants will neither constitute or result in any violation of the federal or state securities laws. Subject to Section 8.1 of this Agreement, any certificate or other document that may be issued representing any shares of Registrable Securities, Preferred Stock or the Warrants may be endorsed with a legend to this effect.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that on the Subscription Date, each Effective Date and each Closing Date:

Section 4.1. Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except as set forth in the SEC Documents, the Company does not own more than 50% of the outstanding capital stock of or control any other Person. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Warrants and to issue the Commitment
Shares, the Preferred Stock, the Warrants and the Warrant Shares; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement, and the execution, issuance and delivery of the Warrants, by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered, and the Warrants have been duly executed, issued and delivered, by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Section 4.3. Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof (the "Articles"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

Section 4.4. Books and Records. The minute books and other similar records of the Company and its subsidiaries as made available to Investor prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the boards of directors and committees of the boards of directors of the Company and the subsidiaries. Neither the Company nor any subsidiary has any of its books or records recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company or a subsidiary.

Section 4.5.      Capitalization.

         (a) The  authorized  capital  stock of the  Company  is as set forth on
Schedule 4.5 hereto. All shares of the Company's preferred stock designated as Series A, Series B, and Series C have been retired and shall not be reissued by the Company. Except as set forth on Schedule 4.5 hereto, there are no options, warrants, preemptive rights for, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for, any shares of capital stock of the Company. Except as set forth on Schedule 4.5 hereto, there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of Common Stock or Preferred Stock pursuant to this Agreement. All of the outstanding shares of Common Stock and preferred stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

         (b) Attached hereto as Exhibit K is a true, correct and complete copy of a waiver and consent agreement entered into between the Company and Capital Ventures International ("CVI) concerning that certain Securities Purchase Agreement, dated as of December 8, 2000, by and between the Company and CVI (the "CVI Agreement"). Without limitation of the representations made by the Company in paragraph (a) above, the Company has no obligations to issue to CVI, and CVI has no right to purchase, Common Stock, options, warrants, notes, or any other securities, pursuant to the CVI Agreement other than the issuance of Common Stock issuable upon conversion of the Notes (as defined in the CVI Agreement) and Warrants (as defined in the CVI Agreement) beneficially owned by CVI on the date hereof.

Section 4.6. Registration and Listing of Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq National Market.

Section 4.7. Financial Statements. Prior to the execution of this Agreement, the Company has delivered to the Investor true and complete copies of the following financial statements:

         (a) the audited balance sheets of the Company and its consolidated subsidiaries as of December 31, 2000, and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the fiscal years then ended, together with a true and correct copy of the report on such audited information by PricewaterhouseCoopers LLP, and all letters from such accountants with respect to the results of such audits; and

         (b) the unaudited balance sheets of the Company and its consolidated subsidiaries as of March 31, 2001, and the related unaudited consolidated statements of operations and stockholders' equity for the portion of the fiscal year then ended.

The financial statements of the Company delivered to the Investor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 4.8. SEC Documents. The Company has timely filed all SEC Documents and has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, audited financial statements, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied as to form and substance in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may include summary notes and may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

Section 4.9. Exemption from Registration; Valid Issuances; New Issuances. The sale and issuance of the Warrants, the Warrant Shares, the Preferred Stock and the Commitment Shares in accordance with the terms and on the basis of the representations and warranties set forth in this Agreement, may and will be properly issued pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as provided herein and in the Warrants, the Warrant Shares, the Commitment Shares and the Preferred Stock will be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Commitment Shares, the Preferred Stock, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement or the Warrants will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Commitment Shares, the Preferred Stock, the Warrant Shares, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares or holders of preferred stock of the Company to preemptive or other rights to subscribe to or acquire the Capital Shares, such preferred stock or other securities of the Company. The Commitment Shares, the Preferred Stock and the Warrant Shares will not subject the Investor to personal liability by reason of the ownership thereof. The Commitment Shares and Warrant Shares have been duly authorized by the Company, but have not been issued (whether or not subsequently repurchased by the Company) to any Person, and when issued to the Investor in accordance with this Agreement and the Warrants will not have been issued (whether or not subsequently repurchased by the Company) to any Person other than the Investor.

Section 4.10. No General Solicitation or Advertising. In regard to the transactions contemplated hereby, neither the Company nor any of its Affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Commitment Shares, the Preferred Stock, the Warrants, or the Warrant Shares, or
(ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

Section 4.11. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Commitment Shares, the Preferred Stock, the Warrants and the Warrant Shares do not and will not (i) result in a violation of the Articles or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations, or any rule, regulation, order, judgment or decree of any self-regulatory organization having authority over the matters contemplated hereby, applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation.

The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental or self-regulatory entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal,  state or local law,  rule or  regulation,  order,  judgment  or decree
(including federal and state securities laws and regulations), or any rule, regulation, order, judgment or decree of any self-regulatory organization having authority over the matters contemplated hereby, to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Commitment Shares, the Preferred Stock, the Warrants, or the Warrant Shares in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq National Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

Section 4.12. No Material Adverse Change. Since December 31, 2000, no event has occurred that would have a Material Adverse Effect on the Company.

Section 4.13. No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company's businesses since December 31, 2000 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

Section 4.14.No Undisclosed Events or Circumstances. Since December 31, 2000, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly disclosed or announced.

Section 4.15. No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Commitment Shares, the Preferred Stock, the Warrants or the Warrant Shares under the Securities Act.

Section 4.16. Litigation and Other Proceedings. Except as set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which have had or might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which has resulted in or might result in a Material Adverse Effect.

Section 4.17. No Misleading or Untrue Communication. The Company, any Person representing the Company, and, to the knowledge of the Company, any other Person selling or offering to sell the Commitment Shares, the Preferred Stock, the Warrants or the Warrant Shares in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.18. Material Non-Public Information. The Company is not in possession of, nor has the Company or its agents disclosed to the Investor, any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, an effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

                                   ARTICLE V

                            COVENANTS OF THE INVESTOR

         Section 5.1. Compliance. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

         Section 5.2. Short Sale. Neither the Investor nor any of its Affiliates will directly or indirectly engage in any Short Sale of the Commitment Shares or the Warrant Shares during the Commitment Period.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect, and the Company shall comply in all respects with the terms thereof.

Section 6.2. Reservation of Common Stock. As of the date hereof, the Company has available and the Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Commitment Shares and the Warrant Shares, such amount of shares of Common Stock to be reserved shall be calculated based upon the Floor Price (as such term is defined in the Certificate of Designation) of the Preferred Stock, the Minimum Bid Price and the Exercise Price of the Incentive Warrant and the maximum number of Protective Warrant Shares issuable pursuant to the Protective Warrants. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered.

Section 6.3. Listing of Common Stock. The Company shall exercise best efforts to maintain the listing or quotation of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the Closing Date for any Sale) will cause the Commitment Shares and the Warrant Shares to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Commitment Shares and the Warrant Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

Section 6.4. Exchange Act Registration. The Company shall comply with all applicable requirements set forth in the Registration Rights Agreement, including without limitation its obligation to file each Registration Statement with the SEC within the applicable time periods set forth in the Registration Rights Agreement. After each Registration Statement becomes effective, the Company shall cause the Common Stock covered by such Registration Statement to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act.

Section 6.5. Legends. The certificates evidencing the Warrants, the Commitment Shares, the Preferred Stock and the Warrant Shares shall be free of legends, except as provided for in Article VIII.

Section 6.6. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.7. Additional SEC Documents. Until all Registrable Securities issued or issuable to the Investor pursuant to this Agreement may be sold by the Investor without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act, the Company shall, as and when the originals thereof are submitted to the SEC for filing, notify the Investor in writing of any SEC Documents furnished or submitted to the SEC, and upon the request of the Investor the Company shall deliver to the Investor copies of all SEC Documents so furnished or submitted to the SEC.

Section 6.8. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Subsequent Sale. The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The
Company shall not deliver to the Investor any Sale Notice during the continuation of any of the foregoing events, except for (v) above.

Section 6.9. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) executes a written instrument acknowledging and assuming the obligation to issue to the Investor, upon any Sale, upon conversion of the Preferred Stock or upon the exercise of any Warrant, in lieu of each share of Common Stock theretofore issuable upon such Sale, upon such conversion of the Preferred Stock or upon exercise of any such Warrant, other securities, money or property receivable upon such merger, consolidation or transfer had the Sale, conversion of the Preferred Stock or exercise of such Warrant occurred immediately prior to such merger, consolidation or transfer.

Section 6.10. Issuance of Shares. The issuance and sale of the Preferred Stock and the Subsequent Sale Shares, the issuance of the Warrants, the issuance of the Warrant Shares pursuant to exercise of the Warrants, and the issuance of the Conversion Shares upon conversion of the Preferred Stock, shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law. Issuance of the Warrant Shares pursuant to exercise of the Warrants through a cashless exercise shall be made in accordance with the provisions and requirements of Section 3(a)(9) under the Securities Act and any applicable state law.

Section 6.11. Legal Opinions. The Company's independent counsel shall deliver to the Investor on the Closing Date related to the First Sale an opinion in the form of Exhibit G, except for paragraph 7 thereof. The Company's independent counsel shall deliver to the Investor, on the effective date of each Registration Statement, an opinion in the form of Exhibit G hereto, including paragraph 7 thereof.

Section 6.12. No Similar Arrangement; Right of First Refusal. The Company shall refrain from entering into any other agreements, arrangements or understandings granting to the Company the right to sell shares of its securities to one or more investors, other than agreements entered into by the Company in connection with acquisitions of businesses related to the business of the Company at the time of such acquisition (whether such acquisitions are structured as mergers, stock purchases, asset purchases or as other forms of acquisitions) (an "Acquisition") and other than to the Investor, in placements exempt from registration under the Securities Act until 60 calendar days after this Agreement is terminated pursuant to Section 2.5 hereof (the "Exclusivity Period"). If the Company, for the purpose of obtaining any additional financing, wishes to sell shares of its securities in placements exempt from registration under the Securities Act during the Exclusivity Period to a party (the "Third Party") other than pursuant to an Acquisition and other than to the Investor (a "Third Party Sale"), the Company shall first offer (the "Offer") to the Investor, in writing, the right to purchase such shares (the "Offered Shares") at the bona fide price offered by the Third Party (the "Offer Price"). The Offer shall grant the Investor the right during the 5 Trading Days immediately following the date of the Offer to elect to purchase any or all of the Offered Shares. The Company, in connection with such a Third Party Sale, shall refrain from circumventing or attempting to circumvent the Investor's right of first refusal by way of making such a Third Party Sale to any of its Affiliates without first making an Offer to the Investor. If the Investor so exercises its right to purchase any or all of the Offered Shares, the purchase will be treated as a Subsequent Sale except that the purchase price for the Offered Shares shall be the Offer Price. The closing and method of payment shall be as provided for in Sections 2.3 and 2.4 hereof and the Closing Date shall be 7 Trading Days after the Investor exercises such right. If the Investor fails to exercise its right to purchase any or all of the Offered Shares, then during the 60 calendar days immediately following the expiration of such right, the Company shall be free to sell any or all of the Offered Shares to a purchaser for a purchase price not lower than the Offer Price payable on terms and conditions that are not more favorable to such purchaser than those contained in the Offer. In the event that the Company effects a Third Party Sale, the Investor may immediately terminate this Agreement.

Section 6.13. Public Announcements. The Company, its Representatives and legal advisors, and the Investor will not issue or make any reports, statements or releases to the public or to any third party with respect to this Agreement or the transactions contemplated hereby without the consent of both the Company and the Investor, which consent shall not be unreasonably withheld or delayed. The Company, its Representatives and legal advisers, and the Investor also will obtain the other party's prior approval of any press release to be issued announcing the consummation of the transactions contemplated by this Agreement or in any way referring to the other party or affiliates of the other party. If either party is unable to obtain the approval of its public report, statement, or press or other release from the other party and such report, statement, or press or other release is, in the opinion of legal counsel to such party, required by applicable law or by any rule or regulation of the Principal Market in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement, or press or other release and promptly furnish the other party with a copy thereof.

                                  ARTICLE VII

                            CONDITIONS TO DELIVERY OF
                     SALE NOTICES AND CONDITIONS TO CLOSING

Section 7.1. Conditions Precedent to the Obligation of the Company to Issue and Sell Preferred Stock and Common Stock. The obligation hereunder of the Company to issue and sell the Preferred Stock or Common Stock, as applicable, to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

         (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

         (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2. Conditions Precedent to the Right of the Company to deliver a Sale Notice and the Obligation of the Investor to Purchase Preferred Stock and Common Stock . The right of the Company to deliver a Sale Notice, in the event of a Subsequent Sale, and the obligation of the Investor hereunder to acquire and pay for the Preferred Stock or Common Stock, as applicable, with respect to a Closing is subject to the satisfaction, on (i) the Subscription Date, (ii) the applicable Sale Notice Date and (iii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions; provided, however, that with respect to the Subscription Date and the Closing relating to the First Sale only, the Investor waives the conditions set forth in paragraphs
(a),  (b) and  (j) of this  Section  7.2:

         (a) Filing of Registration Statements with the SEC. In accordance with the provisions set forth in the Registration Rights Agreement, the Company shall have filed with the SEC Registration Statements covering the resale of Registrable Securities relating to all prior Sales.

         (b) Effective Registration Statements. (1) The Company shall have notified the Investor in accordance with Section 6.8 hereof that all prior Registration Statements covering Registrable Securities relating to the First Sale and any Subsequent Sales have been declared effective by the SEC. (2) In accordance with the Registration Rights Agreement, all such Registration
Statements shall remain effective on each Condition Satisfaction Date. (3) Neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to a Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of a Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action). (4) No other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

         (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date).

         (d) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Warrants to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

         (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement or otherwise has a Material Adverse Effect, and no actions, suits or proceedings shall be in progress, pending or threatened by any Person, that seek to enjoin or prohibit the transactions contemplated by this Agreement or otherwise could reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph (e), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

         (f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD, and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing shall not violate the shareholder approval requirements of the Principal Market.

         (g) Due Diligence. No dispute between the Company and the Investor shall exist pursuant to Section 7.3 as to the adequacy of the disclosure contained in the Registration Statement.

         (h) Ten Percent Limitation. On each Closing Date, the number of Commitment Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common
Stock and Registrable Securities then owned by the Investor beneficially or deemed beneficially owned by the Investor, as determined in accordance with the definition of beneficial ownership in Rule 13d-3 promulgated under the Exchange Act, would result in the Investor owning no more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the Sale Notice Date associated with such Closing Date, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement and, if any, Warrant Shares would own more than 9.9% of the Common Stock following such Closing Date.

         (i) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such notice is deemed delivered).

         (j) Minimum Time Interval. The Minimum Time Interval shall have elapsed.

         (k) Shareholder Vote. The issuance of Commitment Shares with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. Each Sale Notice shall provide the Investor with the following information as of the applicable Sale Notice Date:
(i) the total number of shares of Outstanding Common Stock, (ii) the number of Subsequent Sale Shares issuable with respect to the applicable Closing, (iii) the number of Protective Warrant Shares issuable, if any, with respect to the applicable Closing, (iv) the number of shares of Commitment Shares issued pursuant to previous Sales, (v) the number of Incentive Warrant Shares issued,
(vi) the number of Protective Warrant Shares previously issued pursuant to previous Sales (vii) the number of Conversion Shares previously issued upon conversion of the Preferred Stock, and (viii) the number of Conversion Shares issuable upon future conversions. If the issuance by the Company of a number of shares of Commitment Shares equal to the sum of the amounts stated in clauses
(ii) through (vi), inclusive, hereof would result in a violation by the Company of the shareholder approval requirements of the Principal Market, the applicable Sale Notice shall be deemed null and void.

         (l) Certificate of Designation. The Company, prior to the Closing Date relating to the First Sale only, shall have duly filed the Certificate of Designation with, and the Certificate of Designation shall have been approved by, the Secretary of State of the State of Nevada.

         (m) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit H hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

         (n) Certain Events. The Company shall not be permitted to deliver a Sale Notice during any period in which the events described in Section 6.8, except for clause (v) thereof, continue to occur.

Section 7.3. Due Diligence Review; Non-Disclosure of Non-Public Information.

         (a) The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), and any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

         (b) None of the Company, its officers, directors, employees and agents shall in any event disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. As a condition to disclosing any non-public information hereunder, the Company may require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

         (c) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of the Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the applicable Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that such Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     LEGENDS

         Section 8.1. Legends. Each of the Warrants, the Preferred Stock and, unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF [DATE], BETWEEN WAVERIDER COMMUNICATIONS INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM WAVERIDER COMMUNICATION INC.'S EXECUTIVE OFFICES."

         On the Subscription Date the Company shall issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) Transfer Agent Instructions, with a copy to the Investor. Other than as required as a result of change in law, such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor, and the Company agrees that it will, and will cause its counsel to, provide the transfer agent with any and all documentation requested or required by the transfer agent, the Investor or their respective counsel, including without limitation the documentation and confirmations referenced in the Transfer Agent Instructions:

         (a) At any time after the applicable Effective Date, upon surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the applicable Registration Statement shall then be effective and (ii) if reasonably requested by the transfer agent the Investor confirms to the transfer agent that the Investor has transferred the Registrable Securities pursuant to such Registration Statement and has complied with the prospectus delivery requirement; or

         (b) At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act.

Section 8.2. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Registrable Securities and the Preferred Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII.

Section 8.3. Investor's Compliance. Nothing in this Article VIII shall affect in any way the Investor's obligations to comply with all applicable securities laws.


                                   ARTICLE IX

                          INDEMNIFICATION; ARBITRATION


Section 9.1. Indemnification.

         (a) The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the Investor's gross negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the maximum aggregate liability of the Company shall be limited to the amount actually invested by the Investor under this Agreement, and provided, further, that in no event shall this provision be deemed to limit any rights to indemnification arising under the Registration Rights Agreement.

         The Investor agrees to indemnify and hold harmless the Company, its Affiliates, officers, directors, employees, and duly authorized agents from and against any Damages, joint or several, and any action in respect thereof to which the Company, its Affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Investor contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the Company's gross negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the maximum aggregate liability of the Investor shall be limited to the amount by which the total price at which the Registrable Securities held by the Investor were sold to the public exceeds the amount actually paid by the Investor under this Agreement for such Registrable Securities sold to the public, and provided, further, that in no event shall this provision be deemed to limit any rights to indemnification arising under the Registration Rights Agreement.

Section 9.2. Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.1 shall be asserted and resolved as follows:

         (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.1 (an "Indemnified Party") might seek indemnity under Section 9.1 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any Affiliate of the Company (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 9.1 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party.

If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending 30 calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

         (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.2(a), then the
                  Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.1). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.1 with respect to such Third Party Claim.

         (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party,
                  which  consent  will  not  be  unreasonably   withheld).

                  The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim, and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

         (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.1 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Damages in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of 30 calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 9.3.

         (b) In the  event  any  Indemnified  Party  should  have a claim  under
Section 9.1 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.1 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Damages in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of 30 calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 9.3.

Section 9.3. Arbitration. Any controversy, claim or dispute arising out of or in connection with this Agreement, the Registration Rights Agreement or the
Warrants, including any question regarding its existence, validity, interpretation, breach, or termination, shall be referred to and finally resolved in accordance with the International Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitral tribunal may be entered by any court having jurisdiction thereof or having jurisdiction over any party or any party's assets.

         (a) The tribunal shall consist of three arbitrators, two of whom shall be appointed by the respective parties and the third, who shall be the chairperson of the tribunal, by the two party-appointed arbitrators within 30 days of the last of their appointments. Save that, if either party should fail to appoint an arbitrator within 30 days of receiving written notice of the appointment of an arbitrator by the other party, the second arbitrator shall, at the written request of the party which has already made an appointment, be appointed forthwith by the American Arbitration Association. Likewise, if the party-appointed arbitrators fail to make an agreed appointment for the chairperson within 30 days of the last of their appointments, the chairperson shall, at the written request of either party, be appointed forthwith by the American Arbitration Association.

         The place of arbitration shall be New York, New York.

         This arbitration clause and the conduct of the arbitral proceedings shall be governed by the Federal Arbitration Act, 9 U.S.C.A. sec. 1 et seq.

         The language of the arbitration shall be English.

         Nothing in these dispute resolution provisions shall be construed as preventing either party from seeking conservatory or similar interim relief in any court of competent jurisdiction.

         To the extent practicable, the arbitral tribunal shall render its award no more than 60 calendar days from the date that the three member tribunal is constituted. The arbitral tribunal shall not lose jurisdiction over the matter based on a failure to render an award within this time period.

                                   ARTICLE X

                                  MISCELLANEOUS


Section 10.1. Fees and Transaction Costs. In connection with the execution of this agreement the following Sale Fees, Investor Legal Fees and Due Diligence Costs (as defined below and in Schedule 10.1) are payable by the Company to the payee entities listed in Schedule 10.1. The Investor is authorized by the Company to deduct such amounts from any sums due to the Company on the applicable Closing Date.

         (a) Sale Fees. On each Closing Date, the Company shall pay to the Investor an amount calculated in accordance with Schedule 10.1 (the "Sale Fee").

         (b) Transaction Costs. The fees, expenses and disbursements of the Investor's counsel (the "Investor Legal Fees") shall be paid as follows: (i) the Investor shall pay the initial $10,000 of Investor Legal Fees and (ii) the Company shall pay all Investor Legal Fees in excess of $10,000. The Company shall pay the Investor due diligence costs in connection with the consummation of this Agreement and the transactions contemplated hereby (the "Due Diligence Costs") up to a maximum amount of $10,000. The Company shall pay to the Investor the Company's share of the Investor Legal Fees and Due Diligence Costs on the Subscription Date, to the extent such share of the Investor Legal Fees and Due Diligence Costs can be determined on the Subscription Date. The Company shall pay its share of the remaining Investor Legal Fees and Due Diligence Costs to the Investor not later than 10 days after receipt of notice from the Investor that such amount is due. The Company agrees to pay its own expenses incident to the performance of its obligations hereunder.

Section 10.2. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the Bid Price or trading volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 10.3. Brokerage. Except as disclosed in Section 10.1, each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker which would impose a legal obligation to pay any fee or commission. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 10.4. Conversion Notices. Any conversion of the Preferred Stock shall be effected in accordance with the Certificate of Designation, (i) any conversion notice delivered thereunder by the Investor to the Company shall be in the form of Exhibit I hereto, and (ii) any conversion notice delivered thereunder by the Company to the Investor shall be in the form of Exhibit J hereto.

Section 10.5. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a Trading Day during normal business hours where such notice is to be received), or the first Trading Day following such delivery (if delivered other than on a Trading Day during normal business hours where such notice is to be received) or (b) on the third Trading Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:

                           WaveRider Communications Inc.
                           255 Consumers Road, Suite 500
                           Toronto, Ontario
                           Canada M2J 1R4
                           Attention:       T. Scott Worthington
                           Telephone:       (416) 502-3200
                           Facsimile:       (416) 502-2968

         with a copy (which shall not constitute notice) to:

                           Foley, Hoag & Eliot LLP
                           One Post Office Square
                           Boston, MA 02109
                           Attention:       David A. Broadwin, Esq.
                           Telephone:       (617) 832-1259
                           Facsimile:       (617) 832-7000


         if to the Investor:

                           Crescent International Ltd.
                           c/o GreenLight (Switzerland) SA
                           84, av Louis-Casai
                           1216 Geneva, Cointrin
                           Switzerland
                           Attention:       Mel Craw/Maxi Brezzi
                           Telephone:       +41 22 791 71 69
                           Facsimile:       +41 22 929 53 94
         with a copy (which shall not constitute notice) to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, NY  10166
                           Attention:       Earl S. Zimmerman, Esq.
                           Telephone:       (212) 878-8000
                           Facsimile:       (212) 878-8375

Either party hereto from time to time may change its address or facsimile number for notices under this Section by giving at least ten (10) calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 10.6. Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person. Notwithstanding the foregoing, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any Affiliate of the Investor upon the prior written consent of the Company, which consent shall not to be unreasonably withheld provided, however, that any such assignment or transfer shall relieve the Investor of its duties under this Agreement only upon performance thereof by any such assignee or transferee.

Section 10.7. Amendment; No Waiver. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

Section 10.8. Annexes and Exhibits; Entire Agreement. All annexes and exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement, the Warrants and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, relating to the subject matter hereof.

Section 10.9.  Survival.  The  provisions of Articles VI, VIII, IX and X, and of
Section 7.3, shall survive the termination of this Agreement.

Section 10.10. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 10.11. Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 10.12. Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

Section 10.13. Choice of Law. This Agreement shall be construed under the laws of the State of New York.

Section 10.14. Other Expenses. In the event that a dispute between the parties is not determined by a Board of Arbitration, the non-prevailing party in any action, suit or proceeding shall bear all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in defense or settlement of such action, suit or proceeding.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                        CRESCENT INTERNATIONAL LTD.


                                        By: /s/ Mel Craw & Maxi Brezzi
                                           -------------------------------------
                                             Name: Mel Craw & Maxi Breezi
                                             Title:


                                        WAVERIDER COMMUNICATIONS INC.


                                        By:          /s/ D.B. Sinclair
                                           -------------------------------------
                                             Name: D.B. Sinclair
                                             Title: President & CEO

                                  SCHEDULE 10.1

                           FEES AND TRANSACTION COSTS

The Company shall pay to the Investor the following fees and costs, which the Investor shall pay on behalf of the Company to the following payee entities:

   Events Triggering the      Fees / Transaction            Calculation                     Payee Entity                 Amount
          payment                    Costs
----------------------------- -------------------- ------------------------------ ---------------------------------- ---------------

Closing Date for the First    Legal Fees           Investor Legal Fees less       Crescent International Ltd.        $43,139
Sale                                               $10,000
----------------------------- -------------------- ------------------------------ ---------------------------------- ---------------
Closing Date for the First    Due Diligence Costs  Due Diligence Costs with a     GreenLight (Switzerland) S.A.      $5,146
Sale                                               maximum amount of $ 10,000
----------------------------- -------------------- ------------------------------ ---------------------------------- ---------------
Closing Date for the First    Sale Fee             2% of the applicable           GreenLight (Switzerland) S.A.      $60,000
Sale                                               Investment Amount
----------------------------- -------------------- ------------------------------ ---------------------------------- ---------------
Closing Date for a            Sale Fee             2% of the applicable           GreenLight (Switzerland) S.A.      To be
Subsequent Sale                                    Investment Amount                                                 determined at
                                                                                                                  Closing.
----------------------------- -------------------- ------------------------------ ---------------------------------- ---------------

                                    EXHIBIT A
                            FORM OF CLOSING STATEMENT


                                CLOSING STATEMENT




======================================================== ===========================================================
Closing Date........................................     [Date] ("Closing Date")
-------------------------------------------------------- -----------------------------------------------------------
Investor............................................     Crescent International Ltd. ("Investor")
-------------------------------------------------------- -----------------------------------------------------------
Company.............................................     WaveRider Communications Inc. ("Company")
-------------------------------------------------------- -----------------------------------------------------------
Transaction.........................................     This closing represents the closing of the sale by the
                                                         Company to Investor of shares of the Company's [Common
                                                         Stock], [Preferred Stock] pursuant to the Stock Purchase
                                                         Agreement dated [Date] (the "Stock Purchase Agreement").
                                                         Capitalized terms not otherwise defined herein shall have
                                                         the meaning assigned by the Stock Purchase Agreement.
-------------------------------------------------------- -----------------------------------------------------------
Maximum Commitment Amount...........................     $10,000,000
-------------------------------------------------------- -----------------------------------------------------------
Purchase Price for Common Stock.....................     $[determined at applicable Closing of a Subsequent Sale]
-------------------------------------------------------- -----------------------------------------------------------
Shares of Common Stock Sold.........................      [Subsequent Sale Only]
-------------------------------------------------------- -----------------------------------------------------------
Purchase Price for Preferred Stock..................     $100.00 [First Closing Only]
-------------------------------------------------------- -----------------------------------------------------------
Shares of Preferred Stock Sold......................     30,000 [First Closing Only]
-------------------------------------------------------- -----------------------------------------------------------
Closing Disbursements:
-------------------------------------------------------- -----------------------------------------------------------
1.  Investment Amount...............................     $
2.  Less: Sale Fee (2.0%) (Schedule 10.1)...........     $
3.  Less:  Legal Fees...............................     $
4.  Less:  Due Diligence Costs......................     $
5.  Net Amount......................................     $
                                                          ==========
-------------------------------------------------------- -----------------------------------------------------------
Actions on Subscription Date:
-------------------------------------------------------- -----------------------------------------------------------
1.  Stock Purchase Agreement........................     The Investor and the Company executed the Stock Purchase
                                                         Agreement.
-------------------------------------------------------- -----------------------------------------------------------
2.  Registration Rights Agreement...................     The Investor and the Company executed the Registration
                                                         Rights Agreement.
-------------------------------------------------------- -----------------------------------------------------------
3.  Instructions to Transfer Agent..................     The Company executed and delivered irrevocable
                                                         Instructions to the
                                                         Transfer Agent and the
                                                         Transfer Agent
                                                         confirmed and accepted
                                                         such instructions. A
                                                         copy of such
                                                         instructions and
                                                         acceptance was received
                                                         by the Investor's legal
                                                         counsel.

-------------------------------------------------------- -----------------------------------------------------------
Actions at Closing:
--------------------------------------------------------------------------------------------------------------------
1.  Incentive Warrant...............................     The Company executed and delivered the Incentive Warrant
                                                         to the Investor.
-------------------------------------------------------- -----------------------------------------------------------
2.  Protective Warrant..............................     [The Company executed and delivered a Protective Warrant
                                                         to the Investor].
-------------------------------------------------------- -----------------------------------------------------------
3. Legal Opinion....................................     Foley Hoag & Eliot LLP delivered its legal opinion.
-------------------------------------------------------- -----------------------------------------------------------
4. Wire Transfer....................................     Upon confirmation of above actions by Investor's legal
                                                         counsel, Investor will wire to the Company the Net Amount
                                                         indicated on the front page hereof, and thereafter
                                                         deliver to the Transfer Agent a Wire Transfer Notice
                                                         indicating completion of delivery by wire transfer to the
                                                         Company the Net Amount.
-------------------------------------------------------- -----------------------------------------------------------
Acknowledged and Agreed:
Crescent International Ltd.                              WaveRider Communications Inc.

By:                                                      By:
      ----------------------------------------------
======================================================== ===========================================================




================================================================ ===================================================
Total Pursuant to the Stock Purchase Agreement                                                          $10,000,000
---------------------------------------------------------------- ---------------------------------------------------
Sale of Preferred Stock                                                                                <$3,000,000>
---------------------------------------------------------------- ---------------------------------------------------
Sale of Common Stock                                                                                       [<$.00>]
---------------------------------------------------------------- ---------------------------------------------------
Remaining Balance                                                                                      [$7,000,000]
================================================================ ===================================================


                                    EXHIBIT B
                            FORM OF INCENTIVE WARRANT

                         (SEE EXHIBIT 10.2 TO FORM 8-K)







                                    EXHIBIT C
                           FORM OF PROTECTIVE WARRANT

                         (SEE EXHIBIT 10.3 TO FORM 8-K)





                                    EXHIBIT D
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                         (SEE EXHIBIT 10.4 TO FORM 8-K)

                                    EXHIBIT E
                               FORM OF SALE NOTICE

Company                                            WaveRider Communications Inc.
Sale Notice Date
Proposed Closing Date
Investment Amount                                              $
Purchase Price per Share                                       $
Number of Shares to be Issued on Closing Date

The following information as of the Sale Notice Date is provided in accordance with Section 7.2(k) of the Stock Purchase Agreement, dated June 4, 2001 between WaveRider Communications Inc. and Crescent International Ltd. (the "Agreement") (Capitalized terms used shall have the respective meanings ascribed to such terms in the Agreement):

1.   Shares of Outstanding Common Stock
2.   Shares to be issued on proposed Closing Date
3.   Protective Warrant Shares to be registered with respect
     to the proposed Closing
4.   Shares issued pursuant to previous Sales
5.   Incentive Warrant Shares issued
6.   Protective Warrant Shares issued pursuant to previous
     Sales
7.   Conversion Shares issued pursuant to the conversion of
     Preferred Stock
8.   Conversion Shares issuable upon future conversions
9.   Total (2) through (8) above
                                                                ==============
10.  Total as a percentage of Outstanding Common Stock (1)      %



                  WAVERIDER COMMUNICATIONS INC.

                  By:
                        Name:
                        Title:

                                    EXHIBIT F
                           TRANSFER AGENT INSTRUCTIONS

                  [Letterhead of WaveRider Communications Inc.]

                                                          [DATE]

[TRANSFER AGENT][ADDRESS]
Attention:

Dear :

Reference is made to the Stock Purchase Agreement (the "Agreement"), dated as of [DATE] between Crescent International Limited (the "Investor") and WaveRider Communications Inc. (the "Company"). Pursuant to the Agreement, the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor (i) shares of Preferred Stock of the Company which are convertible into shares of Common Stock of the Company and (ii) shares of Common Stock of the Company, from time to time. As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions (the "Irrevocable Instructions") relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement and upon conversion of the Preferred Stock. Any term used herein and not otherwise defined shall have the meaning set forth in the Agreement, if defined therein, or in the Certificate of Designation, if defined therein.

1. MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

a. Conversion. Upon confirmation by the Company of the conversion of shares of Preferred Stock, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock as promptly as practicable, but in no event later than three Trading Days after the applicable Conversion Date.

b. Subsequent Sales. Upon receipt of the Closing Statement duly signed by both the Company and the Investor agreeing to the transfer of the funds due to the Company pursuant to a Subsequent Sale and specifying the number of shares of Common Stock to be issued to the Investor in respect of such funds, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock as promptly as practicable, but in no event later than three Trading Days after the Closing Date relating to such Subsequent Sale.

c.  Address.   Unless  otherwise  notified  in  writing  by  the  Investor,  the certificates delivered to the Investor pursuant to the Agreement and the preceding two paragraphs shall be delivered at the following address:

[ADDRESS]

With notice to:

[ADDRESS]


2. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

a. Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock acquired or to be acquired by the Investor. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement and provide a copy of the effective registration statement and the legal opinion filed as
Exhibit 5 thereto,  promptly  upon its being  declared  effective.

The Transfer Agent shall be entitled to rely on such advice and shall assume that such registration statement remains effective unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in paragraph (b) below, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

b. At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, accompanied by a notice from the Investor, its broker, custodian or permitted assignee requesting the issuance of new certificates free of the Legend to replace those surrendered and setting forth whether a transfer is pursuant to a registration statement, Rule 144 or Rule 144(k), the Transfer Agent shall promptly deliver to the Investor certificates representing the Common Stock not bearing the Legend, in such names and denominations as requested, provided that:

         i. if pursuant to a registration statement, the Investor (or its broker, custodian or permitted assignee) shall confirm in writing to the Transfer Agent that the Investor has complied with the prospectus delivery requirements under the Securities Act;

         ii. if pursuant to Rule 144(k) the Investor (or its broker, custodian or permitted assignee) shall deliver to the Transfer Agent an opinion of counsel satisfactory to the Company, to the effect that the Investor is permitted to dispose of such Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act as amended, and the Company shall provide the Transfer Agent with written confirmation that such opinion is satisfactory; or

         iii. if pursuant to Rule 144, the Investor (or its broker, custodian or permitted assignee) shall deliver to the Transfer Agent an opinion of counsel satisfactory to the Company, to the effect that the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act, as amended, and the Company shall provide the Transfer Agent with written confirmation that such opinion is satisfactory.

Any advice, notice or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of () -.


The certificates bearing the Legend shall be surrendered and delivered to the Transfer Agent at the following address:

[TRANSFER AGENT]
[ADDRESS]
Attention:
Tel: ()  -

3. FEES OF TRANSFER AGENT; INDEMNIFICATION

The Company agrees to pay the Transfer Agent for all fees and expenses incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4. THIRD PARTY BENEFICIARY

The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions hereof.

                                                 WAVERIDER COMMUNICATIONS INC.


                                                 By:
                                                 Name:
                                                 Title:


AGREED:

[TRANSFER AGENT]


By:
         Name:
         Title:

                                    EXHIBIT G

              FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

[Date]

Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av Louis-Casai, P.O. Box 42
1216 Geneva, Cointrin
Switzerland

Re: Stock Purchase Agreement Between Crescent International Ltd. and [COMPANY]

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section [6.11] of the Stock Purchase Agreement by and between Crescent International Ltd., a Bermuda entity (the "Investor") and WaveRider Communications Inc. (the "Company"), dated [DATE] (the "Stock Purchase Agreement"), which provides for the issuance and sale by the Company of up to $10,000,000 worth of securities consisting of (i) shares of Series D Convertible Preferred Stock of the Company (the "Preferred Stock") and
(ii) Common Stock of the Company (the "Common Stock"), a warrant to purchase up to shares of Common Stock of the Company (the "Incentive Warrant") and warrants to purchase a number of shares to be determined in accordance with the terms of such warrants (the "Protective Warrants", and together with the Incentive Warrant, the "Warrants") (the shares of Common Stock issued or issuable pursuant to exercise of the Warrants are referred to herein as the "Warrant Shares"). All terms used herein have the meanings defined for them in the Stock Purchase Agreement unless otherwise defined herein.

We have acted as counsel for the Company in connection with the negotiation of the Stock Purchase Agreement, the Warrants, and the Registration Rights Agreement between the Investor and the Company, dated [DATE] (the "Registration Rights Agreement" and together with the Stock Purchase Agreement, the "Agreements"). As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.
As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the Warrants and the transactions contemplated thereby.


         For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements and pursuant thereto are true and correct.

         Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in the United States of America in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.


2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and the Warrants and to issue the Commitment Shares, the Preferred Stock, the Warrants and the Warrant Shares. The execution and delivery of the Agreements, and the execution, issuance and delivery of the Warrants, by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered, and the Warrants have been, and upon issuance will be, duly executed, issued and delivered, by the Company and each of the Agreements and the Warrants constitutes, and upon issuance will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Furthermore, we express no opinion concerning the enforceability of provisions of any agreement purporting to indemnify any person for violations of applicable securities law.


3. The execution, delivery and performance of the Agreements and the Warrants by the Company and the consummation by the Company of the transactions contemplated thereby, including without limitation the issuance of the Commitment Shares, the Preferred Stock, the Warrant and the Warrant Shares, do not and will not (i) result in a violation of the Company's Articles or By-Laws;
(ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect or for which a consent and waiver have been obtained; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Articles or Bylaws.


4. The issuance of the Subsequent Sale Shares, the Preferred Stock and the Warrants in accordance with the Stock Purchase Agreement, the issuance of the Conversions Shares upon conversion of the Preferred Stock, and the issuance of the Warrant Shares in accordance with the Warrants, will be exempt from registration under the Securities Act of 1933 and will be in compliance with Nevada state securities laws. When so issued, the Subsequent Sale Shares, the Preferred Stock, the Conversion Shares and the Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Articles or Bylaws or, to our knowledge, in any agreement to which the Company is party.


5. To our knowledge, except as disclosed in the SEC Documents, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations which are required to be and have not been disclosed in the SEC Documents.


6. To our knowledge, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or Preferred Stock or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Preferred Stock, or securities or rights convertible or exchangeable into shares of Common Stock or Preferred Stock, except as described in the SEC Documents.

7.  The statements in (i) the Company's Registration Statement on Form
S-3[/A], filed by the Company with the Commission on and deemed effective by the Commission on (the "Registration Statement"), and the Prospectus included therein, at the time the Registration Statement became effective, under the headings titled "Risk Factors", "Description of Securities", and "Legal Matters" [Investor to decide additional sections after review of S-3] (ii) the Company's Annual Report on Form 10K for the year ended December 31, 2000 under the captions "Description of Property", "Legal Proceedings", "Risk Factors", "Executive Compensation", and "Certain Relationships and Related Transactions" and (iii) in the Company's Quarterly Report on Form 10Q for the period ended [March 31, 2001] [June 30, 2001] under the captions "Legal Proceedings" and "Risk Factors", insofar as such statements constitute matters of law, summaries of legal matters, contracts, the Company's charter or by-law provisions, documents or legal proceedings, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.] [For Opinion pursuant to the second sentence of Section 6.11.]


This opinion is furnished to the Investor solely for its benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.


                                                              Very truly yours,

                                    EXHIBIT H
                             COMPLIANCE CERTIFICATE



         The undersigned,_______ hereby certifies, with respect to shares of [Series D Preferred Stock] [Common Stock] of WaveRider Communications Inc. (the "Company") issuable pursuant to Article II of the Stock Purchase Agreement, dated [DATE], by and between the Company and Crescent International Ltd. (the "Agreement"), as follows:

         1. The undersigned is the duly elected [Office] of the Company.

         2. The  representations  and  warranties  of the  Company  set forth in
Article IV of the Agreement are true and correct as though made on and as of the date hereof.

         3. The Company has performed all covenants and agreements to be performed by the Company on or prior to the Closing Date and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

The undersigned has executed this Certificate this ____ day of _____, _____


                                                     By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT I
                      [FORM OF INVESTOR CONVERSION NOTICE]

                            CONVERSION NOTICE No.

To: WaveRider Communications Inc.

         The undersigned holder of [TOTAL] shares of Series D Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") of WaveRider Communications Inc. (the "Company") hereby irrevocably exercises the option to convert_______ shares of Preferred Stock into common stock, par value $0.001 per share, of the Company (the "Common Stock"), in accordance with the terms of the Preferred Stock. The applicable conversion price is US$_________ and the number of shares of Common Stock issuable upon conversion is__________ (the "Conversion Shares").

         The undersigned directs that:

         (i) the Conversion Shares be issued in the name of Crescent International Ltd., and stock certificates representing such Conversion Shares be delivered to ________ in accordance with the Transfer
         Agent Instructions, dated _______, 2001, delivered by the Company to [NAME/ADDRESS]; and

         (ii) a new stock certificate in the name of Crescent International Ltd., representing the number of shares of Preferred Stock, if any, held by the undersigned immediately following the conversion of _______ shares of Preferred Stock in accordance with this Conversion Notice, be delivered to GreenLight (Switzerland) S.A. at _________.

         Shares of Common Stock held (excluding shares issuable upon conversion of Preferred Stock or exercise of Warrants) on the date hereof:_____

Dated:

-------------------------
Signature of Registered Holder
Name of Registered Holder


Please confirm acceptance of this Conversion Notice (which confirmation shall constitute a waiver of the Company's option to refuse a conversion pursuant to and subject to Section 8(a) of the Certificate of Designation of the Preferred Stock) by faxing a duly executed copy of this Conversion Notice within 24 hours of receipt to GreenLight (Switzerland) S.A. at facsimile number +11 41 22 929 53 94.


Acknowledged:    _________________                          Date: ____________
Contact Person:  _________________                          Phone: ___________

                   WaveRider Communications, Inc.

                                    EXHIBIT J
                       [FORM OF COMPANY CONVERSION NOTICE]

                            CONVERSION NOTICE No.

To: [Registered Holder]


         WaveRider Communications Inc. (the "Company") hereby irrevocably exercises the option to convert ______shares of Series D Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Stock") into common stock, par value $0.001 per share, of the Company (the "Common Stock"), in accordance with the terms of the Preferred Stock. The applicable conversion price is US$ _________and the number of shares of Common Stock issuable upon conversion is _________ (the "Conversion Shares").



Dated:

WAVERIDER COMMUNICATIONS INC.

By:
     Name:
     Title:

Please acknowledge receipt by faxing a duly executed copy of this Conversion Notice within 24 hours of receipt to WaveRider Communications Inc. at facsimile number ____________ .


The undersigned acknowledges receipt of this Conversion Notice and directs that:

         (i) the Conversion Shares be issued in the name of Crescent International Ltd., and stock certificates representing such Conversion Shares be delivered to _________ in accordance with the Transfer
         Agent Instructions, dated ________, 2001, delivered by the Company to [NAME/ADDRESS]; and

         (ii) a new stock certificate in the name of Crescent International Ltd., representing the number of shares of Preferred Stock, if any, held by the undersigned immediately following the conversion of ________shares of Preferred Stock in accordance with this Conversion Notice, be delivered to GreenLight (Switzerland) S.A. at _______.


Acknowledged:     _____________________                       Date: _______
                  Name of Registered Holder                   Phone:_______

                            STOCK PURCHASE AGREEMENT

                                 by and between

                           Crescent International Ltd.

                                       and

                          WAVERIDER COMMUNICATIONS INC.

                            dated as of June 4, 2001


                                TABLE OF CONTENTS

                                                                                                              Page

ARTICLE I             CERTAIN DEFINITIONS........................................................................2

         Section 1.1.      "Affiliate"...........................................................................2

         Section 1.2.      "Bid Price"...........................................................................2

         Section 1.3.      "Capital Shares"......................................................................2

         Section 1.4.      "Certificate of Designation"..........................................................2

         Section 1.5.      "Closing".............................................................................2

         Section 1.6.      "Closing Date"........................................................................2

         Section 1.7.      "Closing Statement"...................................................................2

         Section 1.8.      "Commitment Period"...................................................................2

         Section 1.9.      "Commitment Shares"...................................................................2

         Section 1.10.     "Common Stock"........................................................................3

         Section 1.11.     "Condition Satisfaction Date".........................................................3

         Section 1.12.     "Conversion Shares"...................................................................3

         Section 1.13.     "Daily Trading Value".................................................................3

         Section 1.14.     "Damages".............................................................................3

         Section 1.15.     "Effective Date"......................................................................3

         Section 1.16.     "Exchange Act"........................................................................3

         Section 1.17.     "First Sale"..........................................................................3

         Section 1.18.     "Incentive Warrant"...................................................................3

         Section 1.19.     "Incentive Warrant Shares"............................................................3

         Section 1.20.     "Investment Amount"...................................................................3

         Section 1.21.     "Legend"..............................................................................4

         Section 1.22.     "Material Adverse Effect".............................................................4

         Section 1.23.     "Maximum Commitment Amount"...........................................................4

         Section 1.24.     "Maximum Sale Amount".................................................................4

         Section 1.25.     "Minimum Sale Amount".................................................................4

         Section 1.26.     "Minimum Time Interval"...............................................................4

         Section 1.27.     "NASD"................................................................................4

         Section 1.28.     "Outstanding".........................................................................4

         Section 1.29.     "Person"..............................................................................4

         Section 1.30.     "Preferred Stock".....................................................................4

         Section 1.31.     "Principal Market"....................................................................4

         Section 1.32.     "Protective Warrant"..................................................................5

         Section 1.33.     "Protective Warrant Shares"...........................................................5

         Section 1.34.     "Purchase Price"......................................................................5

         Section 1.35.     "Registrable Securities"..............................................................5

         Section 1.36.     "Registration Rights Agreement".......................................................5

         Section 1.37.     "Registration Statement"..............................................................5

         Section 1.38.     "Regulation D"........................................................................5

         Section 1.39.     "Representative"......................................................................5

         Section 1.40.     "Sale"................................................................................5

         Section 1.41.     "Sale Date"...........................................................................6

         Section 1.42.     "Sale Fees"...........................................................................6

         Section 1.43.     "Sale Notice".........................................................................6

         Section 1.44.     "Sale Notice Date"....................................................................6

         Section 1.45.     "Sale Notice Period"..................................................................6

         Section 1.46.     "SEC".................................................................................6

         Section 1.47.     "SEC Documents".......................................................................6

         Section 1.48.     "Section 4(2)"........................................................................6

         Section 1.49.     "Securities Act"......................................................................6

         Section 1.50.     "Short Sale"..........................................................................6

         Section 1.51.     "Subscription Date"...................................................................6

         Section 1.52.     "Subscription Fee"....................................................................6

         Section 1.53.     "Subsequent Sale".....................................................................6

         Section 1.54.     "Subsequent Sale Shares"..............................................................6

         Section 1.55.     "Subsidiary"..........................................................................7

         Section 1.56.     "Trading Day".........................................................................7

         Section 1.57.     "Transfer Agent Instructions".........................................................7

         Section 1.58.     "Underwriter".........................................................................7

         Section 1.59.     "Warrants"............................................................................7

         Section 1.60.     "Warrant Shares"......................................................................7



ARTICLE II            SALE AND PURCHASE OF COMMON STOCK, WARRANTS
                      AND PREFERRED STOCK TERMINATION OF OBLIGATIONS.............................................7

         Section 2.1.      Sales.................................................................................7

         Section 2.2.      Twenty Percent Limitation.............................................................8

         Section 2.3.      Sale Notice...........................................................................8

         Section 2.4.      Closings..............................................................................8

         Section 2.5.      Termination of Agreement and Investment Obligation....................................9

ARTICLE III           REPRESENTATIONS AND WARRANTIES OF INVESTOR.................................................9

         Section 3.1.      Intent................................................................................9

         Section 3.2.      Sophisticated Investor...............................................................10

         Section 3.3.      Authority............................................................................10

         Section 3.4.      Not an Affiliate.....................................................................10

         Section 3.5.      Organization and Standing............................................................10

         Section 3.6.      Absence of Conflicts.................................................................10

         Section 3.7.      Disclosure; Access to Information....................................................10

         Section 3.8.      Manner of Sale.......................................................................11

         Section 3.9.      Resale Restrictions..................................................................11

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................................11

         Section 4.1.      Organization of the Company..........................................................11

         Section 4.2.      Authority............................................................................11

         Section 4.3.      Corporate Documents..................................................................12

         Section 4.4.      Books and Records....................................................................12

         Section 4.5.      Capitalization.......................................................................12

         Section 4.6.      Registration and Listing of Common Stock.............................................13

         Section 4.7.      Financial Statements.................................................................13

         Section 4.8.      SEC Documents........................................................................13

         Section 4.9.      Exemption from Registration; Valid Issuances;
                           New Issuances........................................................................14

         Section 4.10.     No General Solicitation or Advertising...............................................14

         Section 4.11.     No Conflicts.........................................................................14

         Section 4.12.     No Material Adverse Change...........................................................15

         Section 4.13.     No Undisclosed Liabilities...........................................................15

         Section 4.14.     No Undisclosed Events or Circumstances...............................................15

         Section 4.15.     No Integrated Offering...............................................................16

         Section 4.16.     Litigation and Other Proceedings.....................................................16

         Section 4.17.     No Misleading or Untrue Communication................................................16

         Section 4.18.     Material Non-Public Information......................................................16

ARTICLE V             COVENANTS OF THE INVESTOR.................................................................16

         Section 5.1.      Compliance...........................................................................16

         Section 5.2.      Short Sale...........................................................................16

ARTICLE VI            COVENANTS OF THE COMPANY..................................................................17

         Section 6.1.      Registration Rights..................................................................17

         Section 6.2.      Reservation of Common Stock..........................................................17

         Section 6.3.      Listing of Common Stock..............................................................17

         Section 6.4.      Exchange Act Registration............................................................17

         Section 6.5.      Legends..............................................................................17

         Section 6.6.      Corporate Existence..................................................................18

         Section 6.7.      Additional SEC Documents.............................................................18

         Section 6.8.      Notice of Certain Events Affecting Registration;
                           Suspension of Right to Make a Subsequent Sale. ......................................18

         Section 6.9.      Consolidation; Merger................................................................18

         Section 6.10.     Issuance of Shares...................................................................19

         Section 6.11.     Legal Opinions.......................................................................19

         Section 6.12.     No Similar Arrangement; Right of First Refusal.......................................19

         Section 6.13.     Public Announcements.................................................................20

ARTICLE VII           CONDITIONS TO DELIVERY OF SALE NOTICES AND
                      CONDITIONS TO CLOSING.....................................................................20

         Section 7.1.      Conditions Precedent to the Obligation of the Company to Issue and Sell Preferred Stock and Common
                           Stock................................................................................20

         Section 7.2.      Conditions Precedent to the Right of the Company to deliver a Sale Notice and the Obligation of the Investor to Purchase Preferred Stock and Common Stock ...........................20

         Section 7.3.      Due Diligence Review; Non-Disclosure of Non-Public Information.......................23

ARTICLE VIII          LEGENDS...................................................................................24

         Section 8.1.      Legends..............................................................................24


         Section 8.2.      No Other Legend or Stock Transfer Restrictions.......................................26

         Section 8.3.      Investor's Compliance................................................................26

ARTICLE IX            INDEMNIFICATION; ARBITRATION..............................................................26

         Section 9.1.      Indemnification......................................................................26

         Section 9.2.      Method of Asserting Indemnification Claims...........................................27

         Section 9.3.      Arbitration..........................................................................30

ARTICLE X             MISCELLANEOUS.............................................................................30

         Section 10.1.     Fees and Transaction Costs...........................................................30

         Section 10.2.     Reporting Entity for the Common Stock................................................31

         Section 10.3.     Brokerage............................................................................31

         Section 10.4.     Conversion Notices...................................................................31

         Section 10.5.     Notices..............................................................................31

         Section 10.6.     Assignment...........................................................................33

         Section 10.7.     Amendment; No Waiver.................................................................33

         Section 10.8.     Annexes and Exhibits; Entire Agreement...............................................33

         Section 10.9.     Survival.............................................................................33

         Section 10.10.    Severability.........................................................................33

         Section 10.11.    Title and Subtitles..................................................................33

         Section 10.12.    Counterparts.........................................................................33

         Section 10.13.    Choice of Law........................................................................34

         Section 10.14.    Other Expenses.......................................................................34


                                                                    EXHIBIT 10.2

                                INCENTIVE WARRANT

                      CLASS N COMMON STOCK PURCHASE WARRANT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 4, 2001, BETWEEN WAVERIDER COMMUNICATIONS INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM WAVERIDER COMMUNICATIONS INC.'S EXECUTIVE OFFICES. June 4, 2001

      Warrant to Purchase up to 877,193 shares of Common Stock of WaveRider
                              Communications Inc.
                     (hereinafter, the "Incentive Warrant").
                        -----------------

         WaveRider Communications Inc., an entity organized and existing under the laws of the State of Nevada (the "Company"), hereby agrees that Crescent International Ltd. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period (as defined below) up to 877,193 fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to
Section 6 hereof, at the Exercise Price (as defined below), as the same may be adjusted pursuant to Section 6 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Incentive Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

Section 1.        Definitions.

         "Aggregate Exercise Price" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant the Exercise Price multiplied by the total number of shares of Common Stock for which this Incentive Warrant is being exercised.

         "Agreement" shall mean the Stock Purchase Agreement, dated as of June 4, 2001, between the Company and the Investor.

         "Exercise Date" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant the date the Exercise Notice is sent by facsimile to the Company.

         "Exercise Notice" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant the exercise form attached hereto as Exhibit A, duly executed by the Warrant Holder.

         "Exercise Period" shall mean the period beginning on the date hereof and continuing until the expiration of the five-year period thereafter; provided that such period shall be extended one day for each day after the date hereof, that the Registration Statement covering (i) Commitment Shares purchased by the Investor, (ii) the Protective Warrant Shares, if any, related to any Sales and
(iii) the Incentive Warrant Shares purchasable through exercise of this Incentive Warrant, is not effective during the period such Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

         "Exercise Price" as of the date hereof shall mean $1.71 per share of Common Stock, subject to the adjustments provided for in Section 6 of this Incentive Warrant.

         "Per Share Warrant Value" shall mean, with respect to any exercise (in whole or in part) of this Incentive Warrant the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date.

         "Registration Rights Agreement" shall mean the registration rights agreement, dated June 4, 2001 between the Company and the Investor.

         "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Incentive Warrant.

         Other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

Section 2.        Exercise; Cashless Exercise.

         (a) Method of Exercise. This Incentive Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by the delivery by facsimile of an executed and completed Exercise Notice to the Company and delivery to the Company within five Trading Days thereafter of this Incentive Warrant, the original Exercise Notice and the Aggregate Exercise Price.

         (b) Payment of Aggregate Exercise Price. Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within 5 Trading Days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within 3 Trading Days of both the receipt of such payment and the knowledge of such excess.

         (c) Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with Section 2(b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Incentive Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Incentive Warrant Shares for which this Incentive Warrant is being exercised by the Per Share Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day immediately preceding the Exercise Date.

         (d) Replacement Warrant. In the event that the Incentive Warrant is not exercised in full, the number of Incentive Warrant Shares shall be reduced by the number of such Incentive Warrant Shares for which this Incentive Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Warrant Holder a new Incentive Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Incentive Warrant Shares.

Section 3. Ten Percent Limitation. At no time may the Warrant Holder exercise this Incentive Warrant such that the number of Incentive Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned (as such term is defined in Rule 13(d) under the Exchange Act) by the Warrant Holder and its affiliates would result in the Warrant Holder and its affiliates owning more than 9.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

Section 4. Delivery of Stock Certificates.

         (a) Subject to the terms and conditions of this Incentive Warrant, as soon as practicable after the exercise of this Incentive Warrant in full or in part, and in any event within five (5) Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder lawfully may direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Incentive Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States also shall be made within five Trading Days after the exercise of this Incentive Warrant in full or in part.

         (b) This Incentive Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Incentive Warrant, in full or in part, would result in the right to acquire any fractional share of Common Stock, then in such event such fractional share shall be considered a whole share of Common Stock and shall be added to the number of Incentive Warrant Shares issuable to the Investor upon exercise of this Incentive Warrant.

Section 5. Representations, Warranties and Covenants of the Company.

         (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Incentive Warrant and the Incentive Warrant Shares to the Warrant Holder.

         (b) At all times during the Exercise Period, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

         (c) The Incentive Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

         (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Incentive Warrant. The Company at all times shall reserve and keep available, solely for issuance and delivery as Incentive Warrant Shares hereunder, such shares of Common Stock as from time to time shall be issuable as Incentive Warrant Shares, and accordingly shall adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in
Section 6 hereof.

Section 6. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Incentive Warrant Shares issuable upon exercise of the Incentive Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Reclassification, Consolidation, Merger; Mandatory Share Exchange; Sale Transfer or Lease of Assets. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value or as a result of a subdivision or combination of outstanding securities issuable upon exercise of this Incentive Warrant) or (ii) consolidates, merges or effects a mandatory share exchange (x) with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or (y) as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of the Incentive Warrant) or (iii) sells, transfers or leases all or substantially all of its assets, then in any such event the Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Warrant Holder of any additional consideration therefor, amend this Incentive Warrant or issue a new warrant providing that the Warrant Holder shall have rights not less favorable to the Warrant Holder than those then applicable to this Incentive Warrant and to receive upon exercise under such amendment of this Incentive Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Incentive Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of the Incentive Warrant had this Incentive Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer (without giving effect to the limitation on ownership set forth in Section 3 hereof), and an appropriate provision for the foregoing shall be made by the Company as part of any such event. Such amended Incentive Warrant or new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this Section 6(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales, transfers and leases.

         (b) Subdivision or Combination of Shares; Stock Dividends. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, combine its Common Stock, pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of effecting such subdivision, combination or dividend or other distribution (or if no such record is taken, as of the effective date of such subdivision, combination, dividend or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision, combination, dividend or other distribution by a fraction:

           (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such subdivision, combination, dividend or other distribution, and

           (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such subdivision, combination, dividend or other distribution. The provisions of this Section 6(b) shall not apply under any of the circumstances for which an adjustment is made pursuant to
Section 6(a).

         (c) Liquidating Dividends, Etc. If the Company, at any time while this Incentive Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets, or any spin-off of any of the Company's lines of business, divisions or subsidiaries (other than under the circumstances provided for in the foregoing subsections (a) and (b)), then the Warrant Holder shall be entitled to receive upon such exercise of the Incentive Warrant in addition to the Incentive Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Incentive Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Incentive Warrant (without giving effect to the limitation on ownership set forth in Section 3 hereof), and an appropriate provision therefor shall be made by the Company as part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

         (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 6, the number of Incentive Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Incentive Warrant Shares issuable prior to an adjustment by a fraction:

           (i) the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 6; and

           (ii) the denominator of which shall be the Exercise Price after such adjustment.

         (e) Other Action Affecting Capital Shares. In the event after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action specifically described in any of the foregoing subsections (a) through (c) hereof, inclusive (including, without limitation, a subdivision or combination of Common Stock, or the payment of a dividend in its Capital Shares or any other distribution), that in the reasonable opinion of the Warrant Holder would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Incentive Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants shall in good faith determine to be equitable in the circumstances.

         (f) Notice of Certain Actions. In the event the Company shall, at a time while the Incentive Warrant is unexpired and outstanding, take any action pursuant to subsections (a) through (e) of this Section 6 that may result in an adjustment of the Exercise Price, the Company shall notify the Warrant Holder of such action 10 days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Incentive Warrant prior to such action becoming effective.

         (g) Notice of Adjustments. Whenever the Exercise Price or number of Incentive Warrant Shares shall be adjusted pursuant to Section 6 hereof, the Company shall promptly deliver by facsimile, with the original delivered by express courier service in accordance with Section 11 hereof, a certificate, which shall be signed by the Company's President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Incentive Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment.

Section 7. No Impairment. The Company will not, by amendment of its Certificate or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Incentive Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Incentive Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Incentive Warrant Shares on the exercise of this Incentive Warrant.

Section 8. Rights As Stockholder. Prior to exercise of this Incentive Warrant and except as provided in Section 6 hereof, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Incentive Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 9. Replacement of Incentive Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Incentive Warrant and, in the case of any such loss, theft or destruction of the Incentive Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Incentive Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Incentive Warrant of like tenor.

Section 10. Restricted Securities.

         (a) Registration or Exemption Required. This Incentive Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act. This Incentive Warrant and the Incentive Warrant Shares issuable upon exercise of this Incentive Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

         (b) Legend.  Any  replacement  Incentive  Warrants  issued  pursuant to
Section 2 hereof and any Incentive Warrant Shares issued upon exercise hereof, shall bear the following legend:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY
         SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 4, 2001, BETWEEN WAVERIDER COMMUNICATIONS INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM WAVERIDER COMMUNICATION INC.'S EXECUTIVE OFFICES."

Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

         (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in paragraph (b) of this Section 10 has been or shall be placed on the share certificates representing the Incentive Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this
Section 10.

         (d) Assignment. Assuming the conditions of Section 10(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Incentive Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B (the "Assignment Notice") indicating the person or persons to whom this Incentive Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Warrant Holder a Incentive Warrant or Incentive Warrants of like tenor and terms for the specified number of shares.

         (e) Investor's Compliance. Nothing in this Section 10 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

Section 11. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below,
(iii) upon delivery if delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

         if to the Company:

                WaveRider Communications Inc.
                255 Consumers Road, Suite 500
                Toronto, Ontario, Canada M2J 1R4
                Attention:     T. Scott Worthington
                Telephone:     (416) 502-3200   Facsimile:  (416) 502-2968
         with a copy (which shall not constitute notice) to:

                Foley, Hoag & Eliot
                One Post Office Square, Boston, MA 02109
                Attention:     David A. Broadwin, Esq.
                Telephone:     (617) 832-1259   Facsimile:  (617) 832-7000

         if to the Investor:

                 Crescent International Ltd.
                 c/o GreenLight (Switzerland) SA
                 84, av Louis-Casai, P.O. Box 42
                 1216 Geneva, Cointrin, Switzerland
                 Attention:     Mel Craw/Maxi Brezzi
                 Telephone:     +41 22 791 71 69  Facsimile: +41 22 929 53 94


         with a copy (which shall not constitute notice) to:

                   Clifford Chance Rogers & Wells LLP
                   200 Park Avenue, New York, NY  10166
                   Attention:     Earl S. Zimmerman, Esq.
                   Telephone:     (212) 878-8000  Facsimile:   (212) 878-8375

Either party hereto may from time to time change its address or facsimile number for notices under this Section 11 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 12. Miscellaneous. This Incentive Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Incentive Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, this Incentive Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



WAVERIDER COMMUNICATIONS INC.


By:               /s/ D.B. Sinclair
      --------------------------------------
      Name:       D.B. Sinclair
      Title:      President & CEO

Attested:


By:               /s/ Sophie Tome
      ------------------------------
      Name:       Sophie Tome
      Title:      Assistant Secretary

                       EXHIBIT A TO THE INCENTIVE WARRANT

                                  EXERCISE FORM

                          WaveRider Communications Inc.

The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase _________shares of Common Stock of WaveRider
Communications Inc., an entity organized and existing under the laws of the State of Nevada (the "Company"), evidenced by the attached Incentive Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) wire transfer to the Company's account at _________, _________,_________ (Account
No.: _________); or (ii)_________ Incentive Warrant Shares, which represent the amount of Incentive Warrant Shares as provided in the attached Incentive Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said Incentive Warrant. The undersigned requests that stock certificates for such Incentive Warrant Shares be issued, and an Incentive Warrant representing any unexercised portion hereof be issued, pursuant to this Incentive Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:
         --------------------------------------------------------------



______________________________
Signature of Registered Holder

______________________________
Name of Registered Holder (Print)



______________________________
Address
                                     NOTICE


The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Incentive Warrant in every particular, without alteration or enlargement or any change whatsoever.

                       EXHIBIT B TO THE INCENTIVE WARRANT

                                   ASSIGNMENT


(To be executed by the registered Warrant Holder (the "Registered Holder") desiring to transfer the Incentive Warrant, in whole or in part.)

FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Incentive Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase shares of the Common Stock of WaveRider Communications Inc. evidenced by the attached Incentive Warrant and does hereby irrevocably constitute and appoint (attorney) to transfer the number of shares specified of the said Incentive Warrant on the books of the Company, with full power of substitution in the premises.

The undersigned requests that such Incentive Warrant be issued, and an Incentive Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this Incentive Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated:
         --------------------------------------------------------------

______________________________
Signature of Registered Holder

______________________________
Name of Registered Holder (Print)

______________________________
Address of Registered Holder

______________________________
Name of Assignee (Print)

______________________________
Address of Assignee (including zip code number)

______________________________
Fill in for new Registration of Incentive Warrant:

______________________________
Name

______________________________
Address

______________________________
Please print name and address of assignee (including zip code number)

                                     NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Incentive Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                   EXHIBIT 10.3
                               PROTECTIVE WARRANT

                      CLASS O COMMON STOCK PURCHASE WARRANT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 4, 2001, BETWEEN WAVERIDER COMMUNICATIONS INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM WAVERIDER COMMUNICATION INC.'S EXECUTIVE OFFICES. [DATE]

         Warrant to Purchase Shares of Common Stock of WaveRider Communications Inc. (hereinafter a "Protective Warrant"), up to a total number determined in accordance with Section 2(b) hereof.

         WaveRider Communications Inc., an entity organized and existing under the laws of the State of Nevada (the "Company"), hereby agrees that Crescent International Ltd. (the "Investor") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time during the Exercise Period (as defined below) up to a total number, determined in accordance with Section 2(b) hereof, of fully paid and nonassessable shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), as the same may be adjusted from time to time pursuant to
Section 7 hereof, at the Exercise Price (as defined below), as the same may be adjusted pursuant to Section 7 hereof. The resale of the shares of Common Stock or other securities issuable upon exercise or exchange of this Protective Warrant is subject to the provisions of the Registration Rights Agreement (as defined below).

Section 1. Definitions.

         "Aggregate Exercise Price" shall mean, with respect to any exercise (in whole or in part) of this Protective Warrant, the Exercise Price multiplied by the total number of shares of Common Stock for which this Protective Warrant is being exercised.

         "Agreement" shall mean the Stock Purchase Agreement, dated as of June 4, 2001, between the Company and the Investor.

         "Cash-Out Price" shall mean, with respect to any exercise (in whole or in part) of this Protective Warrant, the product of (x) the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date multiplied by (y) the number of shares of Common Stock for which the Company elects the Cash-Out Option.

         "Exercise Date" shall mean with respect to any exercise (in whole or in part) of this Protective Warrant the date the Exercise Notice is sent by facsimile to the Company.

         "Exercise Notice" shall mean with respect to any exercise (in whole or in part) of this Protective Warrant the exercise form attached hereto as Exhibit A, duly executed by the Warrant Holder.

         "Exercise Period" shall mean the period beginning on the Effective Date applicable to the corresponding Sale and continuing until the two-year period thereafter; provided that such period shall be extended one day for each day after such Effective Date, that any Registration Statement is not effective during the period the Registration Statement is required to be effective pursuant to the Registration Rights Agreement.

         "Exercise Price" as of the date hereof shall mean $0.01 per share of Common Stock, subject to the adjustments provided for in Section 7 of this Protective Warrant.

         "Per Share Protective Warrant Value" shall mean, with respect to any exercise (in whole or in part) of this Protective Warrant, the difference resulting from subtracting the Exercise Price from the Bid Price of one share of Common Stock on the Trading Day immediately preceding the Exercise Date.

         "Registration Rights Agreement" shall mean the registration rights agreement, dated as of June 4, 2001 between the Company and the Investor.

         "Warrant Holder" shall mean the Investor or any assignee or transferee of all or any portion of this Protective Warrant.

Other capitalized terms used but not defined herein shall have their respective meanings set forth in the Agreement.

Section 2. Exercisability.

         (a) Timing. If the Purchase Price on the Effective Date applicable to the corresponding Sale is lower than the Purchase Price on the Sale Date with respect to such Sale, this Protective Warrant shall become immediately exercisable, subject to clause (c) below.

         (b) Number of Shares. The number of shares of Common Stock for which this Protective Warrant is exercisable (the "Protective Warrant Shares") shall be determined by subtracting (x) the Investment Amount with respect to the applicable Sale divided by the Purchase Price on the Sale Date from (y) the Investment Amount with respect to the applicable Sale divided by the Purchase Price on the Effective Date applicable to the Sale Date.

         (c) Cash Payment in Lieu of Issuance of Shares. In the event that the Warrant Holder exercises this Protective Warrant (in whole or in part) in accordance with Section 3 hereof, then the Company may, in lieu of issuing shares of Common Stock pursuant to such exercise, pay to the Investor the Cash-Out Price for any or all of the shares of Common Stock purchasable by the Investor through the exercise of this Protective Warrant (such payment, the "Cash-Out Option"). For avoidance of doubt, the Company may elect such Cash-Out Option in the event that, inter alia, the number of Protective Warrant Shares plus the number of First Sale Shares and Subsequent Sale Shares exceeds the number of shares registered pursuant to Section 1.1(a) of the Registration Rights Agreement.

         (d) Notice of Cash Payment in Lieu of Issuance of Shares. In the event that the Company elects the Cash-Out Option the Company shall promptly give notice to the Investor of such election on the Trading Day following delivery by facsimile of the Exercise Notice described in Section 3(a). Such notice from the Company shall set forth the number of shares of Common Stock for which the Company elects the Cash-Out Option.

         (e) Method of Cash-Out; Effect of Cash-Out. In the event that the Company elects the Cash-Out Option, then in lieu of delivering stock certificates as provided in Section 5 hereof, the Company shall deliver by wire transfer of immediately available funds to an account designated by the Investor as soon as practicable after delivery by the Company of notice of its election of the Cash-Out Option and in any event within two Trading Days thereafter, the Cash-Out Price for any and all shares of Common Stock for which the Company elects the Cash-Out Option.

Section 3. Exercise; Cashless Exercise.

         (a) Method of Exercise. This Protective Warrant may be exercised in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the Exercise Period, by the Warrant Holder by the delivery by facsimile of an executed and completed Exercise Notice to the Company and delivery to the Company within five Trading Days thereafter of this Protective Warrant, the original Exercise Notice and the Aggregate Exercise Price.

         (b) Payment of Aggregate Exercise Price. Subject to paragraph (c) below, payment of the Aggregate Exercise Price shall be made by wire transfer to an account designated by the Company. If the amount of the payment received by the Company is less than the Aggregate Exercise Price, the Warrant Holder will be notified of the deficiency and shall make payment in that amount within five Trading Days of such notice. In the event the payment exceeds the Aggregate Exercise Price, the Company will refund the excess to the Warrant Holder within three Trading Days of both the receipt of such payment and the knowledge of such excess.

         (c) Cashless Exercise. As an alternative to payment of the Aggregate Exercise Price in accordance with Section 3(b) above, the Warrant Holder may elect to effect a cashless exercise by so indicating on the Exercise Notice and including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Warrant Holder shall surrender this Protective Warrant for that number of shares of Common Stock determined by (i) multiplying the number of Protective Warrant Shares for which this Protective Warrant is being exercised by the Per Share Protective Warrant Value and (ii) dividing the product by the Bid Price of one share of the Common Stock on the Trading Day immediately preceding the Exercise Date.

         (d) Replacement Protective Warrant. In the event that the Protective Warrant is not exercised in full, the number of Protective Warrant Shares shall be reduced by the number of such Protective Warrant Shares for which this Protective Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to the Warrant Holder a new Protective Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder may request, reflecting such adjusted number of Protective Warrant Shares.

Section 4. Ten Percent Limitation. At no time may the Warrant Holder exercise this Protective Warrant such that the number of Protective Warrant Shares to be received pursuant to such exercise aggregated with all other shares of Common Stock then owned by the Warrant Holder beneficially or deemed beneficially owned (as such term is defined in Rule13(d) under the Exchange Act) by the Warrant Holder and its affiliates would result in the Warrant Holder and its affiliates owning more than 9.9% of all of such Common Stock as would be outstanding on such Exercise Date, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

Section 5. Delivery of Stock Certificates.

         (a) Subject to the terms and conditions of this Protective Warrant, as soon as practicable after the exercise of this Protective Warrant in full or in part, and in any event within five Trading Days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder lawfully may direct, a certificate or certificates for the number of validly issued, fully paid and non-assessable Protective Warrant Shares to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof; provided, however, that any such delivery to a location outside of the United States also shall be made within five Trading Days after the exercise of this Protective Warrant in full or in part.

         (b) This Protective Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Protective Warrant, in full or in part, would result in the right to acquire any fractional share of Common Stock, then in such event such fractional share shall be considered a whole share of Common Stock and shall be added to the number of Protective Warrant Shares issuable to the Investor upon exercise of this Protective Warrant.

Section 6. Representations, Warranties and Covenants of the Company.

         (a) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation for the legal and valid issuance of this Protective Warrant and the Protective Warrant Shares to the Warrant Holder.

         (b) At all times during the Exercise Period, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market.

         (c) The Protective Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable.

         (d) The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Protective Warrant. The Company at all times shall reserve and keep available, solely for issuance and delivery as Protective Warrant Shares hereunder, such shares of Common Stock as from time to time shall be issuable as Protective Warrant Shares, and accordingly shall adjust the number of such shares of Common Stock promptly upon the occurrence of any of the events specified in Section 7 hereof.

Section 7. Adjustment of the Exercise Price. The Exercise Price and, accordingly, the number of Protective Warrant Shares issuable upon exercise of the Protective Warrant, shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) Reclassification, Consolidation, Merger or Mandatory Share Exchange, Sale, Transfer or Lease of Assets. If the Company, at any time while this Protective Warrant is unexpired and not exercised in full, (i) reclassifies or changes its Outstanding Capital Shares (other than a change in par value, or from par value to no par value per share, or from no par value per share to par value, or as a result of a subdivision or combination of outstanding securities issuable upon exercise of this Protective Warrant) or (ii) consolidates, merges or effects a mandatory share exchange (x) with or into another corporation (other than a merger or mandatory share exchange with another corporation in which the Company is a continuing corporation and that does not result in any reclassification or change, other than a change in par value, or from par value to no par value per share, or from no par value per share to par value) or (y) as a result of a subdivision or combination of Outstanding Capital Shares issuable upon exercise of this Protective Warrant) or (iii) sells, transfers or leases all or substantially all of its assets, then in any such event the

Company, or such successor or purchasing corporation, as the case may be, shall, without payment by the Warrant Holder of any additional consideration therefor amend this Protective Warrant or issue a new warrant providing that the Warrant Holder shall have rights not less favorable to the Warrant Holder than those then applicable to this Protective Warrant and to receive upon exercise under such amendment of this Protective Warrant or new warrant, in lieu of each share of Common Stock theretofore issuable upon exercise of this Protective Warrant hereunder, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation, merger, mandatory share exchange, lease, sale or transfer by the holder of one share of Common Stock issuable upon exercise of this Protective Warrant had this Protective Warrant been exercised immediately prior to such reclassification, change, consolidation, merger, mandatory share exchange or sale or transfer (without giving effect to the limitation on ownership set forth in Section 4 hereof) and an appropriate provision for the foregoing shall be made by the Company as part of any such event. Such amended Protective Warrant or new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. The provisions of this Section 7(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges, sales, transfers and leases.

         (b)  Subdivision  or  Combination of Shares;  Stock  Dividends.  If the
Company, at any time while this Protective Warrant is unexpired and not exercised in full, shall subdivide its Common Stock, combine its Common Stock, pay a dividend in its Capital Shares, or make any other distribution of its Capital Shares, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Shares for the purpose of effecting such subdivision, combination or dividend or other distribution (or if no such record is taken, as of the effective date of such subdivision, combination, dividend or other distribution), to that price determined by multiplying the Exercise Price in effect immediately prior to such subdivision, combination, dividend or other distribution by a fraction:

           (i) the numerator of which shall be the total number of Outstanding Capital Shares immediately prior to such subdivision, combination, dividend or other distribution, and

           (ii) the denominator of which shall be the total number of Outstanding Capital Shares immediately after such subdivision, combination, dividend or other distribution. The provisions of this Section 7(b) shall not apply under any of the circumstances for which an adjustment is made pursuant to
Section 7(a).

         (c) Liquidating Dividends, Etc. If the Company, at any time while this Protective Warrant is unexpired and not exercised in full, makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets, or any spin-off of any of the Company's lines of business, divisions or subsidiaries (other than under the circumstances provided for in the foregoing subsections (a) and (b)), then the Warrant Holder shall be entitled to receive upon such exercise of the Protective Warrant in addition to the Protective Warrant Shares receivable in connection therewith, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per Capital Share multiplied by the number of Protective Warrant Shares that, on the record date for such distribution, are issuable upon such exercise of the Protective Warrant (without giving effect to the limitation on ownership set forth in Section 4 hereof), and an appropriate provision therefor shall be made by the Company as a part of any such distribution. The value of a distribution that is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

         (d) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to any provisions of this Section 7, the number of Protective Warrant Shares issuable hereunder at the option of the Warrant Holder shall be calculated, to the nearest one hundredth of a whole share, multiplying the number of Protective Warrant Shares issuable prior to an adjustment by a fraction:

           (i) the numerator of which shall be the Exercise Price before any adjustment pursuant to this Section 7; and

           (ii) the denominator of which shall be the Exercise Price after such adjustment.

         (e) Other Action Affecting Capital Shares. In the event after the date hereof the Company shall take any action affecting the number of Outstanding Capital Shares, other than an action specifically described in any of the foregoing subsections (a) through (c) hereof, inclusive, (including without limitation a subdivision or combination of Common Stock, or the payment of a dividend in its Capital Shares or any other distribution), that in the reasonable opinion of the Warrant Holder would have a materially adverse effect upon the rights of the Warrant Holder at the time of exercise of the Protective Warrant, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent public accountants shall in good faith determine to be equitable in the circumstances.

         (f) Notice of Certain Actions. In the event the Company shall, at a time while the Protective Warrant is unexpired and outstanding, take any action pursuant to subsections (a) through (e) of this Section 7 that may result in an adjustment of the Exercise Price, the Company shall notify the Warrant Holder of such action 10 days in advance of its effective date in order to afford to the Warrant Holder an opportunity to exercise the Protective Warrant prior to such action becoming effective.

         (g) Notice of Adjustments. Whenever the Exercise Price or number of Protective Warrant Shares shall be adjusted pursuant to Section 7 hereof, the Company shall promptly deliver by facsimile with the original delivered by express courier service in accordance with Section 12 hereof; a certificate, which shall be signed by the Company's President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination hereunder), and the Exercise Price and number of Protective Warrant Shares purchasable at that Exercise Price after giving effect to such adjustment.

Section 8. No Impairment. The Company will not, by amendment of its Certificate or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Protective Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Protective Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Protective Warrant Shares on the exercise of this Protective Warrant.

Section 9. Rights As Stockholder. Prior to exercise of this Protective Warrant and except as provided in Section 7 hereof, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Protective Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

Section 10. Replacement of Protective Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Protective Warrant and, in the case of any such loss, theft or destruction of the Protective Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Protective Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Protective Warrant of like tenor.

Section 11. Restricted Securities.

         (a) Registration or Exemption Required. This Protective Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act in reliance upon Section 4(2) of the Securities Act. This Protective Warrant and the Protective Warrant Shares issuable upon exercise of this Protective Warrant may not be resold except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

         (b) Legend.  Any  replacement  Protective  Warrants  issued pursuant to
Section 2 hereof and any Protective Warrant Shares issued upon exercise hereof, shall bear the following legend:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF THE COMPANY
         SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF JUNE 4, 2001, BETWEEN WAVERIDER COMMUNICATIONS INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM WAVERIDER COMMUNICATIONS INC.'S EXECUTIVE OFFICES."

Removal of such legend shall be in accordance with the legend removal provisions in the Agreement.

         (c) No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in paragraph (b) of this Section 11 has been or shall be placed on the share certificates representing the Protective Warrant Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions" or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this
Section 11.

         (d) Assignment. Assuming the conditions of Section 11(a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Protective Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to the Company substantially in the form of the assignment form attached hereto as Exhibit B (the "Assignment Notice"), indicating the person or persons to whom this Protective Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days of receipt of such Assignment Notice, and shall deliver to the assignee(s) designated by the Warrant Holder a Protective Warrant or Protective Warrants of like tenor and terms for the specified number of shares.

         (e) Investor's Compliance. Nothing in this Section 11 shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

Section 12. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed duly given (i) upon delivery if hand delivered at the address designated below (if delivered on a business day during normal business hours where such notice is to be received) or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (ii) on the fifth business day after deposit into the mail, if deposited in the mail, registered or certified, return receipt requested, postage prepaid, addressed to the address designated below,
(iii) upon delivery delivered by reputable express courier service to the address designated below, or (iv) upon confirmation of transmission if transmitted by facsimile to the facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses and facsimile numbers for such communications shall be:

         if to the Company:

                           WaveRider Communications Inc.
                           255 Consumers Road, Suite 500
                           Toronto, Ontario
                           Canada M2J 1R4
                           Attention:     T. Scott Worthington
                           Telephone:     (416) 502-3200
                           Facsimile:     (416) 502-2968

         with a copy (which shall not constitute notice) to:

                           Foley, Hoag & Eliot
                           One Post Office Square
                           Boston, MA 02109
                           Attention:     David A. Broadwin, Esq.
                           Telephone:     (617) 832-1259
                           Facsimile:     (617) 832-7000
         if to the Investor:

                           Crescent International Ltd.
                           c/o GreenLight (Switzerland) SA
                           84, av Louis-Casai
                           P.O. Box 42
                           1216 Geneva, Cointrin
                           Switzerland
                           Attention:     Mel Craw/Maxi Brezzi
                           Telephone:     +41 22 791 71 69
                           Facsimile:     +41 22 929 53 94

         with a copy (which shall not constitute notice) to:

                           Clifford Chance Rogers & Wells LLP
                           200 Park Avenue
                           New York, NY  10166
                           Attention:     Earl S. Zimmerman, Esq.
                           Telephone:     (212) 878-8000
                           Facsimile:     (212) 878-8375

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 13. Miscellaneous. This Protective Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Protective Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, this Protective Warrant was duly executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



WAVERIDER COMMUNICATIONS INC.


By:
         -----------------------------------------------------
         Name:
         Title:



Attested:


By:
         -----------------------------------------------------
         Name:
         Title:   Secretary

                       EXHIBIT A TO THE PROTECTIVE WARRANT

                                  EXERCISE FORM

                          WaveRider Communications Inc.

The undersigned (the "Registered Holder") hereby irrevocably exercises the right to purchase __________shares of Common Stock of WaveRider Communications Inc., an entity organized and existing under the laws of the State of Nevada (the "Company"), evidenced by the attached Protective Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full in the form of (check the appropriate box) (i) wire transfer to the Company's account at _______, _______, _______ (Account No.:________); or (ii) _________ Protective
Warrant Shares, which represent the amount of Protective Warrant Shares as provided in the attached Protective Warrant to be canceled in connection with such exercise, all in accordance with the conditions and provisions of said Protective Warrant. The undersigned requests that stock certificates for such Protective Warrant Shares be issued, and a Protective Warrant representing any unexercised portion hereof be issued, pursuant to this Protective Warrant in the name of the registered Registered Holder and delivered to the undersigned at the address set forth below.

Dated:    ______________________________




______________________________
Signature of Registered Holder

______________________________
Name of Registered Holder (Print)



______________________________
Address



                                     NOTICE


         The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Protective Warrant in every particular, without alteration or enlargement or any change whatsoever.

                       EXHIBIT B TO THE PROTECTIVE WARRANT

                                   ASSIGNMENT

         (To be executed by the registered Warrant Holder (the "Registered Holder") desiring to transfer the Protective Warrant, in whole or in part.)

         FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Protective Warrant hereby sells, assigns or transfers unto the person(s) named below (the "Assignee") the right to purchase _______ shares of the Common Stock of WaveRider Communications Inc. evidenced by the attached Protective Warrant and does hereby irrevocably constitute and appoint ________(attorney) to transfer the number of shares specified of the said Protective Warrant on the books of the Company, with full power of substitution in the premises.

         The undersigned requests that such Protective Warrant be issued, and a Protective Warrant representing any unsold, unassigned or non-transferred portion hereof be issued, pursuant to this Protective Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below.

Dated: ______________________________


______________________________
Signature of Registered Holder

______________________________
Name of Registered Holder (Print)

______________________________
Address of Registered Holder

______________________________
Name of Assignee (Print)

______________________________
Address of Assignee (including zip code number)

Fill in for new Registration of Protective Warrant:

______________________________
Name

______________________________
Address

______________________________
Please print name and address of assignee (including zip code number)

                                     NOTICE

         The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Protective Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                   EXHIBIT 10.4



                          REGISTRATION RIGHTS AGREEMENT


This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of June 4, 2001, is made and entered into by and between WaveRider Communications Inc., a Nevada corporation (the "Company"), and Crescent International Ltd., an entity organized and existing under the laws of Bermuda (the "Investor").

WHEREAS, the Company and the Investor have entered into that certain Stock Purchase Agreement, dated as of June 4, 2001 (the "Stock Purchase Agreement"), pursuant to which the Company will issue, from time to time, to the Investor and the Investor shall purchase up to $10,000,000 worth of securities of the Company including (i) common stock, par value $0.001 per share, of the Company (the "Common Stock") and (ii) 30,000 shares of series D convertible preferred stock, par value $0.01 per share, of the Company (the "Preferred Stock");

WHEREAS, pursuant to the terms of and in partial consideration for the Investor entering into the Stock Purchase Agreement, the Company is required to issue to the Investor an incentive warrant, exercisable from time to time within five years following the date of issuance (the "Incentive Warrant") for the purchase of a number of shares of Common Stock at a price to be determined as described in such Incentive Warrant;

WHEREAS, pursuant to the terms of and in partial consideration for the Investor entering into the Stock Purchase Agreement, the Company may be required to issue protective warrants to the Investor, each of which may become exercisable from time to time as described in such warrants and in the Stock Purchase Agreement (collectively, the "Protective Warrants" and together with the Incentive Warrant and any new or replacement warrants issued in accordance with the terms of the Protective Warrants and the Incentive Warrant, the "Warrants") for the purchase of a number of shares of Common Stock at a price to be determined as described in each such Protective Warrant;

WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Stock Purchase Agreement, the Company has agreed to provide the Investor with certain registration rights as described herein;

NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, in the Warrants, and in the Stock Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Stock Purchase Agreement):

                                    ARTICLE I
                               REGISTRATION RIGHTS

         Section 1.1       REGISTRATION STATEMENTS.

         (a) Filing of Registration Statements. The Company shall register for resale all Commitment Shares issued or issuable to the Investor pursuant to the Stock Purchase Agreement and all Warrant Shares issued or issuable upon full exercise of the Warrants. Subject to the terms and conditions of this Agreement, the Company shall effect such registration in the manner provided below:

           (i) First Registration Statement. On or before the end of the 20 calendar day period immediately following the First Sale, the Company shall file with the SEC a registration statement (the "First Registration Statement") on Form S-3 if such form is then available to the Company and, if not, on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of all Conversion Shares, the Incentive Warrant Shares and any Protective Warrant Shares, in accordance with the intended method of distribution of such securities. The aggregate number of shares of Common Stock to be registered under the First Registration Statement shall be 12,000,000;

           (ii) Subsequent Registration Statements.

             (1) If the Company shall,  pursuant to any Subsequent Sale, require the Investor to purchase shares of Common Stock not previously registered and not covered by an effective Registration Statement filed with the SEC which is not a Failed Registration Statement (as hereinafter defined) (an "Unregistered Sale"), then on or before the end of a 20 calendar day period immediately following each Closing Date relating to each such Subsequent Sale, the Company shall file with the SEC a registration statement (each a "Subsequent Registration Statement," and together with the First Registration Statement and any other registration statement covering Registrable Securities or otherwise required to be filed by the Company with the SEC as provided in this Agreement, the "Registration Statements" or each, a "Registration Statement") on Form S-3 if such form is then available to the Company and, if not, on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Subsequent Sale Shares purchased by the Investor and any Conversion Shares and Warrant Shares that have not been previously registered, in accordance with the intended method of distribution of such securities. The aggregate number of shares to be registered under each Subsequent Registration Statement shall be equal to (w) the number of Subsequent Sale Shares purchased by the Investor on the applicable Closing Date plus (x) a number of Protective Warrant Shares equal to the number of Subsequent Sale Shares purchased by the Investor on the applicable Closing Date plus (y) any Conversion Shares not previously registered plus (z) any Warrant Shares not previously registered;

             (2) Prior to any Subsequent Sale which is not an Unregistered Sale, the Company shall file with the SEC a Registration Statement on Form S-3 if such form is then available to the Company and, if not, on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Common Stock to be purchased by the Investor and any Warrant Shares which have not previously been registered, in accordance with the intended method of distribution of such securities. The aggregate number of shares to be registered under such Registration Statement shall be determined by the Company.

         (b) Effectiveness of the Registration Statements. The following conditions for effectiveness shall apply to the Registration Statements required to be filed by the Company with the SEC pursuant to paragraph (a) above, without limiting the Company's obligation to file such Registration Statements. The Company shall use its best efforts: (i) to have the First Registration Statement declared effective by the SEC in no event later than 90 calendar days after the Closing Date relating to the First Sale, and (ii) to have each Subsequent Registration Statement declared effective by the SEC in no event later than 60 calendar days after the Closing Date relating to each Unregistered Sale, and in any event prior to any further Subsequent Sales. The Company shall ensure that each Registration Statement and any amendments thereto remain in effect until the later of (1) a period ending 1 day following the date of expiration of the Incentive Warrant Exercise Period (as such term is defined in the Incentive Warrant) if the Incentive Warrant has not been exercised in full and if such Registration Statement covers the Warrant Shares issuable under such Incentive Warrant and (2) the date the Registrable Securities covered by such Registration Statement and issued or issuable to the Investor pursuant to the Stock Purchase Agreement may be sold by the Investor without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act or have otherwise been sold; provided that such period shall be extended one day for each day after the applicable
Effective Date that any Registration Statement covering Registrable Securities is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement.

         (c) Failure to Obtain or Maintain Effectiveness of Registration Statements.

           (i) In the event the Company fails for any reason to obtain the effectiveness of any Registration Statement within the time periods set forth in
Section 1.1(b) (a "Tardy Registration Statement") or in the event that the Company fails for any reason to maintain the effectiveness of any Registration Statement (or the underlying prospectus) covering Registrable Securities for the time period set forth in Section 1.1(b) (an "Ineffective Registration Statement" together with a Tardy Registration Statement, a "Failed Registration Statement") or upon the occurrence of any event of the kind described in Section 2.1(g)(iv) hereof (unless the Registrable Securities covered by such Registration Statement shall have become freely tradable pursuant to Rule 144(k) of the Securities Act or have been otherwise sold), then, in either event an amount equal to two percent (2.0%) of the aggregate Purchase Price of all of the Registrable Securities covered by any such Failed Registration Statement then held by the Investor for each calendar month and for each portion of a calendar month, pro rata, (the "Failed Registration Statement Fee") during any period of such ineffectiveness or, in the case of the occurrence of an event of the kind described in Section 2.1(g)(iv) hereof, until the Investor shall have received copies of the supplemental or amended prospectus contemplated by Section 2.1(g)(iv) hereof (an "Ineffective Period"), shall become due and payable to Investor.

           (ii) If Failed Registration Statement Fees accrue with respect to any Ineffective Registration Statement, payment of such Failed Registration Statement Fees shall be made on the first Trading Day after the earlier to occur of (1) the expiration of the applicable Ineffective Period and (2) the last day of each calendar month during an Ineffective Period.

         (d) Restricted Period. While in possession of material non-public information received from the Company (a "Restricted Period"), the Investor shall not dispose of any Registrable Securities until such information is disclosed to the public; provided that, if such Restricted Period is for a period of up to 30 days during any 360 day period, the liquidated damages described in Section 1.1(c) hereof shall not apply until and unless such Restricted Period exceeds 30 days during such 360 day period and; provided further that, if such Restricted Period exceeds 120 days, the liquidated damages described in Section 1.1(c) hereof shall be increased to three percent (3.0%) until such Restricted Period shall have elapsed.

         (e) Failure to Register Sufficient Number of Shares. If the number of Protective Warrant Shares included in the First Registration Statement or each Subsequent Registration Statement is less than the total number of Protective Warrant Shares issuable upon exercise at the Exercise Price (as such term is defined in each Protective Warrant) (such deficit in the number of shares is referred to herein as the "Deficit Shares"), then (i) the Company shall immediately amend such Registration Statement (or file a new Registration
Statement) to cover the Deficit Shares (such amended or new Registration Statement is referred to herein as a "Deficit Shares Registration Statement") and (ii) the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to 2.0% of the product of (x) the number of Deficit Shares multiplied by (y) the Bid Price of the Common Stock on the applicable Effective Date, for each calendar month and for each portion of a calendar month, pro rata, during the period from the Effective Date of the applicable Registration Statement to the Effective Date of the applicable Deficit Shares Registration Statement.

         (f) Liquidated Damages. The Company and the Investor hereby acknowledge and agree that the sums payable under subsections 1.1(c), 1.1(d) and 1.1(e) hereof shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to estimate precisely, (ii) the amounts specified in such subsections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

         Section 2.1 FILINGS; INFORMATION. The Company will effect the registration of the Registrable Securities in accordance with the intended methods of disposition thereof as furnished to the Company by any proposed seller of such Registrable Securities prior to the filing of a Registration Statement therefor. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

         (a) The Company shall (i) prepare and file with the SEC the Registration Statement(s) covering the shares as described in subsection 1.1(a) above; (ii) use its best efforts to cause such filed Registration Statement(s) to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise) for the period prescribed by Section 1.1(b); (iii) prepare and file with the SEC such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement effective for the time period prescribed by Section 1.1(b); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in each Registration Statement.

         (b)  The  Company   shall  file  all   necessary   amendments  to  each
Registration Statement in order to effectuate the purpose of this Agreement, the Stock Purchase Agreement, and the Warrants.

         (c) Five Trading Days prior to filing each Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

         (d) The Company shall deliver, in accordance with the notice provisions of Section 4.8, to each broker as directed by the Investor such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities, and such other documents, as may be reasonably requested to facilitate the disposition of the Registrable Securities.

         (e) After the filing of each Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all commercially reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (f) The Company shall use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (f), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

         (g) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement or amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company promptly shall make available to the Investor any such supplement or amendment to the related prospectus.

         (h) The Company shall enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (whereupon the Investor, at its option, may require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

         (i) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, concerning any Registration Statement, and also will make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with any Registration Statement.

Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or release pursuant to clause
(ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and, if material non-public information, the Investor shall not while in possession of such information engage in market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. The Investor further agrees that upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it will give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

         (j) To the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, the Company shall deliver to the Investor a signed counterpart, addressed to the Investor, of (1) an opinion or opinions of counsel to the Company and (2) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of comfort letters, as the case may be, as the Investor therefor reasonably requests.

         (k) The Company  otherwise  shall comply with all applicable  rules and
regulations  of  the  SEC,  including,   without  limitation,   compliance  with
applicable reporting requirements under the Exchange Act.

         (l) The Company may require the Investor to furnish promptly in writing to the Company such information as may be legally required in connection with any registration including, without limitation, all such information as may be requested by the SEC or the National Association of Securities Dealers, Inc. (the "NASD"). The Investor agrees to provide such information requested in connection with any registration within ten Trading Days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of a Registration Statement caused by the Investor's failure to timely provide such information.

Each seller of Registrable Securities shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such seller to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding such seller or its intended method of disposition of such Registrable Securities or omits to state any material fact regarding such seller or such seller's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such seller or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 2.2       REGISTRATION EXPENSES.

         a. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (i) all registration, filing, securities exchange listing and fees required by NASD,
(ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities required hereby), (iii) all of the Company's word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),
(v) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and, subject to paragraph (b) below, the Investor and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to Section 2.1(j) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, (viii) premiums and other costs of policies of insurance purchased at the discretion of the Company against liabilities arising out of any public offering of the Registrable Securities being registered, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each holder of Registrable Securities pro rata on the basis of the number of Registrable Securities of each such holder that are included in a registration under this Agreement.

         b. The Company shall pay all reasonable fees and expenses of counsel for the Investor incurred in connection with the review, and assistance in preparation, of each Registration Statement up to $10,000 per Registration Statement, unless a greater amount is required due to the nature of the review performed by Investor's counsel or the extent of assistance provided by Investor's counsel (an estimate of such greater fees and expenses of such firm of counsel to the Investor shall be provided to the Company prior to the undertaking of such counsel's additional review or assistance).

                                   ARTICLE III
                        INDEMNIFICATION AND CONTRIBUTION

         Section 3.1       INDEMNIFICATION.

         a. The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any and all reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) (collectively, "Damages"), joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any such controlling person, becomes subject to under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Damages (or actions or proceedings in respect thereof) (i) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any preliminary prospectus, final prospectus, summary prospectus, documents filed under the Exchange Act and deemed to be incorporated by reference into any Registration Statement, application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Registrable Securities under the securities or blue sky laws thereof or filed with the SEC, amendment or supplement relating to the Registrable Securities or (ii) arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such controlling person, for any legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such controlling person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the extent that any such Damages arise out of the Investor's failure to send or give a copy of the final prospectus or supplement at or prior to the written confirmation of the sale of Registrable Securities to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement, and provided that the Investor had been obligated under applicable law to deliver such final prospectus or supplement to such person; provided, further, that the Company shall not be liable to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or any other person who participates as a seller or as an underwriter in the offering or sale of such securities, in either case, in any questionnaire or other request by the Company, or otherwise specifically stating that it is for use in the preparation thereof and provided that such written information furnished to the Company by the Investor, or any other person who participates as a seller or as an underwriter in the offering or sale of such securities, is not materially altered by the Company. All claims for indemnification shall be asserted and resolved as set forth in Section 9.2 of the Stock Purchase Agreement.

         b. The Investor agrees to indemnify and hold harmless the Company, its Affiliates, officers, directors, employees, and duly authorized agents, from and against any and all Damages, joint or several, and any action in respect thereof to which the Company, its Affiliates, officers, directors, employees, and duly authorized agents becomes subject to under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, or any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor in any questionnaire or other request by the Company, or otherwise specifically stating that it is for use in the preparation thereof; provided, however, that such written information furnished to the Company by the Investor is not materially altered by the Company. Notwithstanding the foregoing, the Investor shall in no event be required to indemnify the Company for any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor were sold to the public (less underwriting discounts and commissions) exceeds the amount actually paid by the Investor under the Securities Purchase Agreement for such Registrable Securities sold to the public.

         Section 3.2 ARBITRATION. Any controversy, claim or dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, breach, or termination, shall be referred to and finally resolved in accordance with Section 9.3 of the Stock Purchase Agreement.

         Section 3.3 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article III (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

         Section 3.4 CONTRIBUTION. If the indemnification and reimbursement obligations provided for in any section of this Article III is unavailable or insufficient to hold harmless the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor or seller on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor or seller in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor or seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 3.4, the Investor or seller shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor or seller were sold to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Investor or seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1  OUTSTANDING  REGISTRATION  RIGHTS.  Except as set forth on
Schedule 4.1 attached hereto, the Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction. The Company hereby covenants and agrees that until 270 calendar days after the Registration Statement has been declared effective by the SEC it will not, without the prior written consent of the Investor, enter into or amend any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify securities under the Securities Act or any securities or blue sky laws of any jurisdiction; provided, however, that the foregoing part of this sentence shall not apply (i) to a Third Party Sale (as such term is defined in the Stock Purchase Agreement) for which the Investor has elected not to exercise its right of first refusal pursuant to Section 6.12 of the Stock Purchase Agreement, (ii) to a Strategic Acquisition (as defined below) pursuant to which the consideration for such acquisition includes Common Stock or securities convertible into or exercisable for Common Stock, or (iii) in connection with the distribution of Common Stock pursuant to the Company's employee stock option plans. The term "Strategic Acquisition" means an acquisition by the Company for strategic business purposes of another entity that is in a business that is similar or related to the business of the Company at the time of such acquisition whether such Strategic Acquisition is in the form of a merger, stock purchase, asset purchase, or other form of acquisition.

         Section 4.2 TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Registrable Securities have been issued and have ceased to be Registrable Securities. Notwithstanding the foregoing, paragraphs (c) and (d) of Section 1.1, Article III, Section 4.8, and Section 4.9 shall survive the termination of this Agreement.

         Section 4.3 RULE 144. If the Company is required to file reports under the Exchange Act, the Company will file in a timely manner, information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable Securities reasonably may request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities who intends to make a sale under Rule 144, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal financial officer, as to whether it has complied with such requirements. This
Section 4.3 shall terminate at the same time as the registration rights as provided in Section 4.2.

         Section 4.4 CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

         Section 4.5 AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         Section 4.6 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor may assign its rights under this Agreement to any subsequent holder the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement and agree to be bound by the provisions of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Stock Purchase Agreement, the Warrants and the exhibits and schedules to such agreements together set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         Section 4.7 SEVERABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         Section 4.8 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                               WaveRider Communications Inc.
                               255 Consumers Road, Suite 500
                               Toronto, Ontario
                               Canada M2J 1R4
                               Attention:      T. Scott Worthington
                               Telephone:      (416) 502-3200
                               Facsimile:      (416) 502-2968
         with a copy (which shall not constitute notice) to:

                               Foley, Hoag & Eliot
                               One Post Office Square
                               Boston, MA 02109
                               Attention:      David A. Broadwin, Esq.
                               Telephone:      (617) 832-1259
                               Facsimile:      (617) 832-7000


         if to the Investor:

                               Crescent International Ltd.
                               c/o GreenLight (Switzerland) SA
                               84, av Louis-Casai
                               1216 Geneva, Cointrin
                               Switzerland
                               Attention:  Mel Craw/Maxi Brezzi
                               Telephone:  +41 22 791 71 69
                               Facsimile:  +41 22 929 53 94

         with a copy (which shall not constitute notice) to:

                               Clifford Chance Rogers & Wells LLP
                               200 Park Avenue
                               New York, NY  10166
                               Attention:      Earl S. Zimmerman, Esq.
                               Telephone:      (212)  878-8000
                               Facsimile:      (212)  878-8375

         Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least 10 days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 4.9 GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York.

         Section  4.10  HEADINGS.   The  headings  in  this  Agreement  are  for
convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

         Section 4.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

         Section 4.12 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

         Section 4.13 ABSENCE OF PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

         Section 4.14 REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision may be inadequate compensation for any loss.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                            CRESCENT INTERNATIONAL LTD.


                                              By: /s/ Mel Craw & Maxi Brezzi
                                           -------------------------------------
                                             Name: Mel Craw & Maxi Breezi
                                             Title:



                                            WAVERIDER COMMUNICATIONS INC.


                                            By:               /s/ D.B. Sinclair
                                               ---------------------------------
                                                  Name:       D.B. Sinclair
                                                  Title:      President & CEO

                                                                    EXHIBIT 10.5
                          WAVERIDER COMMUNICATIONS INC.

                          CERTIFICATE OF DESIGNATION OF
                     SERIES D 5% CONVERTIBLE PREFERRED STOCK

                     NEVADA REVISED STATUTES SECTION 78.1955

         WaveRider Communications Inc., a Nevada corporation (the "Company"), certifies by and through its undersigned President or Vice-President and Secretary or Assistant Secretary that the Board of Directors of the Company, pursuant to Nevada Revised Statutes Section 78.1955 and Article FIFTH, Part II(b) of the Articles of Incorporation of the Company, has adopted a resolution establishing a series of the Company's authorized preferred stock designated as Series D 5% Convertible Preferred Stock (the "Series D Convertible Preferred Stock").

         The number of shares of the Series D Convertible Preferred Stock which the Company is authorized to issue is 30,000.

         The voting powers, designations, preferences, limitations, restrictions and relative rights of the Series D Convertible Preferred Stock are set forth in the Unanimous Consent of the Directors of WaveRider Communications Inc. set forth in Exhibit A attached hereto and made a part hereof.

         In witness whereof, the undersigned have executed this Certificate of Amendment as of the 22nd day of May, 2001.



                          WAVERIDER COMMUNICATIONS INC.
                          By:/s/ D. B. Sinclair
                          -------------------
                          D. Bruce Sinclair, President

                          By:/s/ S. Tome
                          ------------------
                          S. Tome, Assistant Secretary

PROVINCE OF ONTARIO                 )
                                    )  ss.

This instrument was acknowledged before me on May 22, 2001, by Bruce Sinclair as President and by Cameron Mingay, President and Secretary, respectively, of WaveRider Communications Inc.

                                /s/ C.A. Mingay
                                --------------------
                                NOTARY PUBLIC
My Commission does not Expire

PROVINCE OF ONTARIO                 )
                                    )  ss.

This instrument was acknowledged before me on May 22, 2001, by Sophie Tome as Assistant Secretary of WaveRider Communications Inc.
                                /s/ C.A. Mingay
                                -------------------
                                NOTARY PUBLIC
My Commission does not Expire

                                                                    Exhibit A


                   UNANIMOUS WRITTEN CONSENT OF THE DIRECTORS

                                       OF

                          WAVERIDER COMMUNICATIONS INC.

                                       TO

                         ACTIONS TAKEN WITHOUT A MEETING

Pursuant to Section 78.315 of the Nevada Revised Statutes and Article FIFTH,
Part II(b) of the Articles of Incorporation (the "Articles of Incorporation") of WaveRider Communications Inc., a Nevada corporation (the "Company"), the undersigned, being all of the directors (the "Directors") of the Company, hereby take the following actions by unanimous written consent (this "Consent") in lieu of a meeting of the Directors, by consent of said Directors, as set forth in the following resolutions, as if taken by unanimous vote of the Directors at a special meeting of the directors at which all of the Directors were present:

WHEREAS, the Directors desire to establish and designate a series of shares of preferred stock of the Company and to fix and determine the designation, number, voting powers, preferences, limitations, restrictions and relative rights thereof in accordance with the following resolutions;

NOW, THEREFORE, be it hereby:

RESOLVED: That the Company shall be, and hereby is, authorized to issue up to 30,000 shares of a series of the preferred stock, par value $0.01, of the Company with the following voting powers, designation, preferences, limitations, restrictions and relative rights:

1.       Designation and Consideration

         The designation of the series of the Preferred Stock created by this resolution shall be, and hereby is, the "Series D 5% Convertible Preferred Stock." Shares of this series are hereinbelow referred to as the "Series D Convertible Preferred Stock." Each share of the Series D Convertible Preferred Stock shall be issued for such consideration as set forth in the Stock Purchase Agreement, dated June 4, 2001 between the Company and Crescent International Ltd. Once duly issued for the consideration called for by resolution of the Directors, shares of the Series D Convertible Preferred Stock shall be deemed fully paid and nonassessable. Shares of the Series D Convertible Preferred Stock may only be issued to Crescent International Ltd. or an affiliate thereof.


2. Definitions. Capitalized terms used herein and not otherwise defined shall have the following meanings:

         "Closing Bid Price" shall mean the per share closing bid price of the Common Stock as reported by Bloomberg L.P.

         "Common Stock" shall mean the common stock, par value $0.001 per share, of the Company.

         "Conversion Date" shall mean the date the conversion notice is delivered pursuant to Section 8.

         "Conversion Price" shall mean the lower of (i) the Fixed Conversion Price or (ii) 95% of the average of the lowest three consecutive Closing Bid Prices during the 22 Trading Day period immediately preceding the Conversion Date.

         "Conversion  Ratio"  shall have the  meaning  ascribed  to such term in
         Section 8(a).

         "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Fixed Conversion Price" shall mean 110% of the average of the Closing Bid Prices for the 10 consecutive Trading Days immediately preceding the Issue Date.

         "Floor Price" shall mean $0.60.

         "Issue Date" shall mean the date of issuance of the shares of Series D Convertible Preferred Stock.

         "Liquidation Preference" shall have the meaning ascribed to such term in Section 6(a).

         "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the Electronic Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         "Redemption Date" shall mean the date which is 30 Trading Days from the date a Redemption Notice is delivered by the Company to the holders of Series D Convertible Preferred Stock pursuant to Section 7(a) hereof.

         "Redemption  Notice"  shall have the  meaning  ascribed to such term in
         Section 7(a).

         "Securities Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Trading Day" shall mean any day during which the Principal Market shall be open for business.


3. Rank. The shares of Series D Convertible Preferred Stock shall, with respect to the distribution of assets on liquidation, dissolution or winding up of the Company, rank (i) senior and prior to the Common Stock and any other class or series of capital stock of the Company currently or hereafter issued, other than the Parity Securities (as defined below), (collectively, the "Junior Securities"), and (ii) on parity with the Series A Voting Convertible Preferred Stock, par value $0.01 per share, of the Company, the Series B Voting Convertible Preferred Stock, par value $0.01 per share of the Company, the Series C Voting 8% Convertible Preferred Stock, par value $0.01 per share, of the Company and any other class or series of preferred stock of the Company hereafter issued, the terms of which specifically provide that shares of such class or series of preferred stock shall rank pari passu with the Series D Convertible Preferred Stock (collectively, the "Parity Securities").

4. Voting Rights. Notwithstanding anything herein to the contrary, so long as any shares of Series D Convertible Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the holders of a majority of the shares of the Series D Convertible Preferred Stock then outstanding, (i) alter or change adversely the absolute or relative powers, preferences or rights given to the Series D Convertible Preferred Stock, (ii) alter or amend this Certificate of Designations, (iii) authorize or create any class or series of stock ranking as to dividends or distribution of assets upon a liquidation or otherwise senior to the Series D Convertible Preferred Stock, (iv) amend its Certificate of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any holders of Series D Convertible Preferred Stock, (v) increase the authorized number of shares of Series D Convertible Preferred Stock,
         (vi) issue or reissue any shares of Series A, B or C Convertible Preferred Stock, or (vii) enter into any agreement to do any of the foregoing. Except as provided herein or as required by applicable law, the Series D Convertible Preferred Stock shall have no voting rights.

5. Dividends. In the event that there is a failure to deliver Common Stock certificates by the Company pursuant to Section 8(e)(v), then the Company shall pay to the holders out of funds legally available therefor, before any dividend is paid on any Junior Securities, yearly dividends at a fixed rate of 5.0% per annum, payable in cash in quarterly installments on March 1, June 1, September 1, and December 1 of each calendar year, beginning on June 1, 2001. Such dividends, if due, shall be payable on all shares of Series D Convertible Preferred Stock, other than such shares which have previously and timely been converted or redeemed in accordance with the provisions of Section 8 hereof, and shall be due from the Issue Date until all such shares are converted or redeemed in accordance with the terms hereof.

6.       Liquidation.


         (a) Liquidation Amount. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, before any distribution or payment shall be made to the holders of outstanding Junior Securities, including, but not limited to, the Common Stock, the holders of outstanding shares of Series D Convertible Preferred Stock shall be entitled to receive, out of the assets of the Company at the time legally available therefor, in exchange for their shares of Series D Convertible Preferred Stock an amount in cash equal to $100.00 per share of Series D Convertible Preferred Stock, as adjusted for stock splits, stock dividends, recapitalizations and other similar events (the "Liquidation Preference"), plus an amount per share per annum in cash equal to 5.0% of the Liquidation Preference, accruing from the Issue Date until the date on which the Liquidation Preference for each share of Series D Convertible Preferred Stock has been paid in full, on a pari passu basis with the rights of the holders of any Parity Securities. If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the assets of the Company available therefor shall be insufficient to permit the payment in full to the holders of outstanding shares of Series D Convertible Preferred Stock of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of this clause (a), the entire assets of the Company thus distributable shall be distributed among the holders of outstanding shares of Series D Convertible Preferred Stock and any Parity Securities ratably, in proportion to the full amounts to which such holders would otherwise be entitled if such assets were sufficient to permit payment in full.

         (b) Limitation on Distribution. Upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, after the payment in full to the holders of outstanding shares of Series D Convertible Preferred Stock and any Parity Securities of the preferential liquidation amounts to which they are then entitled pursuant to the provisions of clause (a) above, the holders of outstanding shares of Series D Convertible Preferred Stock shall not be entitled to participate in any further distributions made to the holders of the Common Stock or any other class of Junior Securities.

         (c) Other Events. At the option of the holders of a majority of the issued and outstanding Series D Convertible Preferred Stock, the sale of all or substantially all of the assets of the Company, the acquisition of a majority of the outstanding Common Stock (including, but not limited to, the sale of the outstanding Common Stock that effectuates a "going-private" transaction), or the merger of the Company with or into another corporation shall be deemed to be a dissolution, liquidation or winding up of the Company.

7.       Redemption.

         (a) Redemption Amount. At any time after the Issue Date, any or all of the outstanding shares of Series D Convertible Preferred Stock shall at the option of the Company and upon 30 Trading Days prior written notice by the Company (the "Redemption Notice") to the holders of Series D Convertible Preferred Stock, be subject to redemption by the Company on the Redemption Date for a purchase price per share payable in cash in immediately available funds equal to $130 per share of Series D Convertible Preferred Stock the ("Redemption Amount"). If less than all of the shares of Series D Convertible Preferred Stock are redeemed, such redemption shall be pro rata among the holders thereof.
Notwithstanding the foregoing, the Company shall not be permitted to redeem shares of Series D Convertible Preferred Stock with respect to which the holders of such shares have previously given notice to the Company of such holders' intent to convert such shares of Series D Convertible Preferred Stock into shares of Common Stock in accordance with Section 8 hereof.

         (b) Termination of Preferred Stock Rights. From and after any Redemption Date, unless the Company shall default on such Redemption Date in paying the Redemption Amount to the holder, all rights of the holders of the shares of Series D Convertible Preferred Stock surrendered for redemption, except the right to receive the Redemption Amount and all accrued but unpaid dividends in respect of such shares, shall cease and terminate with respect to such shares of Series D Convertible Preferred Stock surrendered for redemption only.

         (c) Default by Company. If the Company shall default on any Redemption Date in paying the Redemption Amount to the holder, all rights of the holders of the shares of Series D Convertible Preferred Stock surrendered for redemption with respect to such shares shall be reinstated, including without limitation the right of such holders to convert shares of Series D Convertible Preferred Stock into shares of Common Stock pursuant to Section 8 hereof. Furthermore, if on the Redemption Date, any portion of the Redemption Amount shall not be paid by the Company, liquidated damages shall accrue on the unpaid portion of the Redemption Amount at the rate of 2% per month (which amount shall not constitute a penalty) until either (i) the Redemption Amount, plus all such liquidated damages is paid in full, or (ii) the date on which all shares of Series D Convertible Preferred Stock subject to redemption by the Company have been converted into shares of Common Stock pursuant to Section 8 hereof (including, without limitation, delivery of all certificates required by Section 8(e)).

         (d) Option of Holder to Convert. During the 30 Trading Day period following the date a holder of Series D Convertible Preferred Stock has received a Redemption Notice from the Company, such holder may convert its shares of Series D Convertible Preferred Stock into shares of Common Stock of the Company in accordance with the provisions of Section 8 hereof.

         (e) Mechanics of Redemption. A Redemption Notice may be delivered to the holders of Series D Convertible Preferred Stock via facsimile, and upon receipt of such notice each holder shall deliver written acknowledgment thereof via facsimile to the Company. The redemption of the shares of Series D Convertible Preferred Stock upon any Redemption Date shall take place at the principal place of business of the Company. On such Redemption Date, the Company shall tender the Redemption Amount by wire transfer of immediately available funds to an account designated in writing by each holder. Upon receipt of the Redemption Amount, each holder of the certificate or certificates representing the shares of Series D Convertible Preferred Stock being redeemed shall promptly deliver such certificate or certificates to the Company at its principal place of business.

8.       Conversion.

         (a) Conversion by the Holder. Subject to the provision for adjustment set forth below and subject to paragraph (c) below, each share of the Series D Convertible Preferred Stock shall be convertible at the option of the holder thereof at any time after the Issue Date into a number of shares of Common Stock equal to the then effective Conversion Ratio. As used herein, the term "Conversion Ratio," determined as of any date, shall equal the number of shares of Common Stock into which one share of Series D Convertible Preferred Stock is convertible pursuant to this Section 8, which shall be determined by dividing $100.00 by the then effective Conversion Price. The Conversion Ratio shall be subject to adjustment as provided in Section 8(f). Notwithstanding anything in this Section 8(a) to the contrary, at the option of the Company, which option must be exercised by the Company within one Trading Day of delivery of a conversion notice to the Company and which option may not be exercised during any period which is 120 days after the date that the Company first exercises this option, the shares of Series D Convertible Preferred Stock shall not be convertible in the event that the average of the Closing Bid Prices during the 7 Trading Day period immediately preceding the date of a conversion notice delivered in accordance with the provisions of Section 8(e)(i) hereof is less than the Floor Price; provided, however, that subsequent to the exercise by the Company of such option, the holder may deliver another conversion notice to the Company and in such event the Company shall not have the option to refuse conversion of the shares of Series D Convertible Preferred Stock if the average of the Closing Bid Prices during the 7 Trading Day period immediately preceding the Company's receipt of such subsequent conversion notice is greater than the Floor Price.

         (b) Conversion by the Company. Subject to the provision for adjustment set forth in this Section 8 and subject to paragraph (c) below, each share of the Series D Convertible Preferred Stock shall be convertible at the option of the Company at any time after the Issue Date into a number of shares of Common Stock equal to the then effective Conversion Ratio, provided that:

         (i) the shares of Common Stock issuable upon such conversion may be sold by the holder (1) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission or (2) without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act;

         (ii) the Closing Bid Prices for each of the 22 Trading Days immediately preceding the date on which a conversion notice is delivered pursuant to paragraph (e)(ii) of this Section 8 is equal to or greater than 280% of the Fixed Conversion Price;

         (iii) unless otherwise agreed to in writing by the holder, the number of shares of Common Stock issuable upon such conversion is less than or equal to twice the average daily trading volume of the Common Stock on the Principal Market for the 22 Trading Day period immediately preceding the date on which a conversion notice is delivered pursuant to paragraph (e)(ii) of this Section 8;

         (iv) at least 22 Trading Days have elapsed since any prior exercise by the holders of Series D Convertible Preferred Stock of their conversion rights pursuant to paragraph (a) above and since any prior exercise by the Company of its conversion rights pursuant to this paragraph (b); and

         (v) no shares of Common Stock issuable upon conversion of shares of Series D Convertible Preferred Stock are or shall be subject to any shareholder agreements, lock-up provisions, or restrictions on transfer of any kind whatsoever.

         (c) Limitations on Conversion. At no time may the holders of the Series D Convertible Preferred Stock or the Company exercise any conversion rights pursuant to this Section 8 such that the number of shares of Common Stock to be received pursuant to such exercise aggregated with all other shares of Common Stock owned by the Series D Convertible Preferred Stock holder beneficially or deemed beneficially owned (as such term is defined in Rule 13(d) under the Exchange Act) by the Series D Convertible Preferred Stock holder and its affiliates would result in any Series D Convertible Preferred Stock holder and its affiliates owning more than 9.9% of all such Common Stock as would be outstanding immediately after conversion on the applicable Conversion Date, as determined in accordance with Section 13(d) of the Exchange Act.

         (d) Reservation of Stock. The Company shall at all times reserve and keep available for issuance upon the conversion of Series D Convertible Preferred Stock, free from any preemptive rights or any other actual contingent purchase rights of persons other than the holders of Series D Convertible Preferred Stock, such number of shares of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Series D Convertible Preferred Stock, together with all accrued but unpaid dividends thereon, into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, fully paid, nonassessable and freely tradeable.

         (e) Mechanics of Conversion.

         (i) Conversion by the Holder. Conversion of Series D Convertible Preferred Stock may be effected by any holder thereof by delivery of a written notice in a form agreed to by the Company and the holders of Series D Convertible Preferred Stock. Such conversion notice shall state that such holder elects to convert all or a specified portion of such Series D Convertible Preferred Stock in accordance with this Section 8, and shall specify the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and the address or addresses to which such holder wishes such certificate(s) to be delivered. Any such conversion notice may be delivered to the Company via facsimile. Within one Trading Day of receipt of a conversion notice the

                  Company will deliver written acknowledgement thereof via facsimile to the holders of Series D Convertible Preferred Stock so electing to convert shares of Series D Convertible Preferred Stock, and the Company shall specify whether it chooses to exercise its option to refuse conversion pursuant to and subject to the provisions of Section 8(a). As promptly as practicable after the delivery of a conversion notice, the holder electing to convert shares of Series D Convertible Preferred Stock shall surrender to the Company at the principal place of business of the Company certificates representing Series D Convertible Preferred Stock to be converted.

         (ii) Conversion by the Company. Subject to the provisions of paragraph (b) of this Section 8, Conversion of Series D Convertible Preferred Stock may be effected by the Company by delivery of a written notice in a form agreed to by the Company and the holders of Series D Convertible Preferred Stock. Any such notice may be delivered to the holders of Series D Convertible Preferred Stock via facsimile, and upon receipt of such notice the holder will deliver written acknowledgement thereof via facsimile to the Company. As promptly as practicable after the delivery of a conversion notice, each holder of shares of Series D Convertible Preferred Stock shall surrender to the Company at the principal place of business of the Company certificates representing Series D Convertible Preferred Stock to be converted.

         (iii) Taxes. The Company shall pay any and all issue and transfer taxes that may be payable in respect of any issuance and/or delivery of shares of Common Stock upon the conversion of Series D Convertible Preferred Stock pursuant hereto.

         (iv) Delivery. As promptly as practicable, and in any event within three Trading Days after the surrender of such certificates representing Series D Convertible Preferred Stock, the Company shall deliver or cause to be delivered to the address stated in the conversion notice or to any other address designated in writing and provided to the Company by the holder of Series D Convertible Preferred Stock (i) certificate(s) representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of Series D Convertible Preferred Stock being converted shall be entitled and (ii) if less than all of the shares represented by the surrendered certificate(s) are being converted, a new certificate representing the number of shares of Series D Convertible Preferred Stock which remain outstanding upon such partial conversion. Subject to Section 8(e)(v) hereof, such conversion shall be deemed to have been made at the close of business on the applicable Conversion Date so that the rights of the holder thereof as to Series D Convertible Preferred Stock being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the persons entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

         (v) Failure to Deliver Certificates. If the Company fails to deliver Common Stock certificate(s) to the holder in accordance with Section 8(e)(iv) on or prior to the tenth Trading Day after the applicable Conversion Date (the "Delivery Failure Date"), then:

         a. Dividends as described in Section 5, will become payable and the Company shall, within seven Trading Days after the Delivery Failure Date, pay to each holder all such accrued but unpaid dividends on all of the shares of the Series D Convertible Preferred Stock, other than such shares which have been timely converted or redeemed in accordance with the provisions herein;

         b. Upon notice provided by the holder to the Company by facsimile (the "Forced Redemption Notice") that it requires the Company to redeem shares of Series D Convertible Preferred Stock, the Company shall redeem such number shares as requested by the holder in the Forced Redemption Notice, within seven Trading Days of such Forced Redemption Notice, by paying in immediately available funds the Forced Redemption Price (as defined below). The "Forced Redemption Price" shall be equal to the product of (x) the number of shares of Series D Convertible Preferred Stock being redeemed by such holder, (y) the average Closing Bid Price of the Company's Common Stock for the five Trading Days immediately preceding the Conversion Date and (z) the Conversion Ratio calculated on the Conversion Date. If the Company fails for any reason to pay the Forced Redemption Price within such time period, the Company shall pay liquidated damages on the Forced Redemption Price at a rate of 2% per month in immediately available funds to such holder, accruing from such due date until the Forced Redemption Price and any accrued liquidated damages thereon are paid in full;

         c. In the event that the holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver to the satisfaction of a sale by such holder of the shares underlying the Series D Convertible Preferred Stock that the holder anticipated receiving upon such conversion on the Conversion Date (a "Conversion Buy-In"), the holder shall provide the Company written notice indicating the holder's calculation of the Buy-In Amount (as defined below) in respect of the Conversion Buy-In (the "Buy-In Notice"). Within seven Trading Days of the Buy-In Notice, the Company shall pay the Buy-In Amount (as such term is defined below) in immediately available funds. The term "Buy-In Amount" shall be equal to the amount by which (x) the holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock purchased for a Conversion Buy-In exceeds (y) the aggregate Conversion Price for the number of shares of Common Stock in the Conversion Buy-In for which such conversion was not timely honored. For illustration purposes only, if the holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Conversion Buy-In with respect to an attempted conversion of $10,000 aggregate Conversion Price for the number of shares of Common Stock in the Conversion Buy-In, the Company shall be required to pay the holder $1,000. If the Company fails for any reason to pay the Buy-In Amount within such time period, the Company shall pay liquidated damages on the Buy-In Amount at a rate of 2% per month in immediately available funds to such holder, accruing from the day following the date of the Buy-In Notice until the Buy-In Amount and any accrued liquidated damages thereon are paid in full; and .

         d. Nothing herein shall limit a holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein including, without limitation, damages relating to any Conversion Buy-In, and such holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

         (f) Adjustments.

           (i) Subdivision or Combination of Shares; Stock Dividends. In the event of any change in the number of issued and outstanding shares of Common Stock of the Company by reason of any stock split, stock dividend, subdivision, or combination of shares, or any other change in the corporate or capital structure of the Company which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) shares of stock, other securities, money or property with respect to Common Stock (each such event, a "Diluting Event"), then the Conversion Price and Fixed Conversion Price in effect on the effective date thereof shall be adjusted to that price determined by multiplying each of the Conversion Price and Fixed Conversion Price in effect immediately prior to such Diluting Event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such Diluting Event and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such Diluting Event. Any adjustment made pursuant to this subparagraph (i) shall become effective immediately as of the effective date of such Diluting Event or, if the Company shall take a record of holders of its Common Stock for the purpose of such Diluting Event, as of such record date, whichever is earlier; provided, that if the Company shall set such a record date, and before the effective date of such Diluting Event, legally abandon its plan to effect such Diluting Event, then no adjustment in the Conversion Price or Fixed Conversion Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

           (ii) Reorganization, Reclassification, Merger or Sale. In the event the Company effects any recapitalization, reorganization, reclassification, consolidation, spin-off, distribution, conversion or exchange of shares, any merger or sale of all or substantially all of the Company's assets or any other change in the corporate or capital structure of the Company, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) shares of stock, other securities, money or property with respect to or in exchange for Common Stock (each such event, an "Organic Change"), then the holders of shares of Series D Convertible Preferred Stock shall have the right to receive the kind and amount of shares of stock, other securities, money or property receivable upon such Organic Change, had the holder converted shares of Series D Convertible
Preferred Stock immediately prior to such Organic Change or the record date therefor, and an appropriate provision for the foregoing shall be made by the Company as part of any such Organic Change. An adjustment made pursuant to this subparagraph (ii) shall become effective at the close of business on the day upon which such Organic Change becomes effective. The provisions of this subparagraph (ii) shall not apply to any event for which an adjustment is made pursuant to subparagraph (i) above, unless the holders of Common Stock are entitled to an adjustment pursuant to both subparagraph (i) and (ii), in which case an adjustment shall be made pursuant to both subparagraph (i) and (ii) with respect to outstanding shares of Series D Convertible Preferred Stock.

           (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of the Series D Convertible Preferred Stock. If any conversion of any shares of Series D Convertible Preferred Stock would create a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher whole number of shares.

9. Notice of Adjustment. Upon any adjustment of the Conversion Price and the Conversion Ratio then in effect pursuant to the provisions of Section 8, then, and in each such case, the Company shall promptly deliver to each of the holders of Series D Convertible Preferred Stock a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Price and Conversion Ratio then in effect following such adjustment. Where appropriate, such notice to the holders of Series D Convertible Preferred Stock may be given in advance.

10. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: if to the Company to its offices at 255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4, Attention: T. Scott Worthington, Facsimile: (416) 502-2968 with a copy to Foley, Hoag & Eliot LLP at One Post Office Square, Boston, MA 02109,
Attention: David Broadwin, Esq., Facsimile: (617) 832-7000, and if to a holder of Series D Convertible Preferred Stock, to such holder at the address or facsimile number of such holder as listed in the stock record books of the Company, or to such other address as the Company or the holder, as the case may be, shall have designated upon ten day's prior written notice similarly given.

FURTHER RESOLVED: That all actions taken and transactions entered into by the Company and its officers, directors, stockholders and duly authorized agents on its behalf, and any act or failure to act concerning all matters referred to in the foregoing resolutions, are hereby ratified, confirmed and approved in all respects.

FURTHER RESOLVED: That the officers of the Company be, and each of them hereby is, authorized, empowered and directed, on behalf of the Company and in its name, to take all actions necessary or advisable to carry out the intent and the purposes of the foregoing resolutions, to execute and deliver any and all certificates, agreements and other documents and take all such further action that they, or any of them, may deem necessary, advisable or appropriate in order to effectuate the intent and accomplish the purposes of the foregoing resolutions.

FURTHER RESOLVED: That this Consent to the adoption of the foregoing resolutions may be executed in counterparts, all of which taken together shall constitute but one and the same original.

FURTHER RESOLVED: That the authority given in these resolutions is retroactive and any and all acts authorized herein performed before the passage of these resolutions are hereby ratified and affirmed.

Each of the Directors, by his signature below, hereby:

Waives written notice of the time, place and purposes of a Special Meeting of the Directors of the Company;

     Consents to the transaction of the business set forth herein;

Affirms that he has read the foregoing resolutions; and

Approves, adopts and ratifies the resolutions and all acts taken or authorized therein.

IN WITNESS WHEREOF, each of the undersigned has executed this Unanimous Written Consent of the Directors to Actions Taken Without a Meeting to be effective as of the 18th day of May, 2001.

                                            DIRECTORS:

                                           /s/ D. Bruce Sinclair
                                            -------------------------
                                               D. Bruce Sinclair

                                           /s/ Gerry Chastelet
                                            -----------------------
                                               Gerry Chastelet

                                            /s/ Guthrie Stewart
                                            ----------------------
                                                Guthrie Stewart


                                            /s/ Dennis Wing
                                            ----------------------
                                                Dennis Wing


                                            /s/ John Curry
                                            -----------------
                                                John Curry


                                            /s/ Cameron A. Mingay
                                            ------------------------
                                                Cameron A. Mingay